                             EQUITY ADVANTAGE VUL

                               Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
               MetLife Investors USA Variable Life Account A of
                    MetLife Investors USA Insurance Company
                           5 Park Plaza, Suite 1900
                           Irvine, California 92614
                                (800) 989-3752

   This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

   You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND--CLASS A
Baillie Gifford International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MET INVESTORS SERIES TRUST--CLASS A (EXCEPT AS NOTED)
AllianceBernstein Global Dynamic Allocation Portfolio--Class B
American Funds(R) Balanced Allocation Portfolio--Class B
American Funds(R) Growth Allocation Portfolio--Class B
American Funds(R) Moderate Allocation Portfolio-- Class B
AQR Global Risk Balanced Portfolio--Class B
BlackRock Global Tactical Strategies Portfolio--
   Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Dreman Small Cap Value Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio--Class B
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
JPMorgan Global Active Allocation Portfolio--Class B
Lazard Mid Cap Portfolio
Legg Mason ClearBridge Aggressive Growth Portfolio
Lord Abbett Bond Debenture Portfolio
Lord Abbett Mid Cap Value Portfolio
Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
Met/Templeton International Bond Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Balanced Plus Portfolio--Class B
MFS(R) Emerging Markets Equity Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
Schroders Global Multi-Asset Portfolio--Class B
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

   You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

   When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                APRIL 30, 2012

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
SUMMARY OF BENEFITS AND RISKS................................................  A-4
   Benefits of the Policy....................................................  A-4
   Risks of the Policy.......................................................  A-5
   Risks of the Portfolios...................................................  A-7
FEE TABLES...................................................................  A-7
   Transaction Fees..........................................................  A-7
   Periodic Charges Other Than Portfolio Operating Expenses..................  A-9
   Annual Portfolio Operating Expenses....................................... A-11
HOW THE POLICY WORKS......................................................... A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS......................... A-16
   The Company............................................................... A-16
   The Separate Account...................................................... A-16
   The Portfolios............................................................ A-16
   Share Classes of the Portfolios........................................... A-20
   Certain Payments We Receive with Regard to the Portfolios................. A-20
   Selection of the Portfolios............................................... A-20
   Voting Rights............................................................. A-21
   Rights Reserved by MetLife Investors USA.................................. A-21
THE POLICIES................................................................. A-22
   Purchasing a Policy....................................................... A-22
   Replacing Existing Insurance.............................................. A-22
   Policy Owner and Beneficiary.............................................. A-22
   24 Month Conversion Right................................................. A-23
PREMIUMS..................................................................... A-23
   Flexible Premiums......................................................... A-23
   Amount Provided for Investment under the Policy........................... A-23
   Right to Examine Policy................................................... A-24
   Allocation of Net Premiums................................................ A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
  OFFICE..................................................................... A-25
   Payment of Proceeds....................................................... A-26
CASH VALUE................................................................... A-26
DEATH BENEFITS............................................................... A-27
   Death Proceeds Payable.................................................... A-28
   Change in Death Benefit Option............................................ A-29
   Increase in Face Amount................................................... A-29
   Reduction in Face Amount.................................................. A-29
SURRENDERS AND PARTIAL WITHDRAWALS........................................... A-30
   Surrender................................................................. A-30
   Partial Withdrawal........................................................ A-30
TRANSFERS.................................................................... A-32
   Transfer Option........................................................... A-32
AUTOMATED INVESTMENT STRATEGIES.............................................. A-34

                                                                                        PAGE
                                                                                        ----
LOANS.................................................................................. A-35
LAPSE AND REINSTATEMENT................................................................ A-36
   Lapse............................................................................... A-36
   Reinstatement....................................................................... A-37
ADDITIONAL BENEFITS BY RIDER........................................................... A-37
THE FIXED ACCOUNT...................................................................... A-38
   General Description................................................................. A-38
   Values and Benefits................................................................. A-38
   Policy Transactions................................................................. A-39
CHARGES................................................................................ A-39
   Deductions from Premiums............................................................ A-40
   Surrender Charge.................................................................... A-40
   Partial Withdrawal Charge........................................................... A-41
   Transfer Charge..................................................................... A-42
   Illustration of Benefits Charge..................................................... A-42
   Monthly Deduction from Cash Value................................................... A-42
   Loan Interest Spread................................................................ A-44
   Charges Against the Portfolios and the Investment Divisions of the Separate Account. A-44
TAX CONSIDERATIONS..................................................................... A-45
   Introduction........................................................................ A-45
   Tax Status of the Policy............................................................ A-45
   Tax Treatment of Policy Benefits.................................................... A-45
   MetLife Investors USA's Income Taxes................................................ A-49
DISTRIBUTION OF THE POLICIES........................................................... A-49
LEGAL PROCEEDINGS...................................................................... A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS................................................. A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................................... A-52
FINANCIAL STATEMENTS................................................................... A-52
GLOSSARY............................................................................... A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST.................... A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES..... A-55

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

    --a level death benefit that equals the Policy's face amount,

    --a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

    --a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-nine Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                   WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------
Sales Charge Imposed on  On payment of premium    2.25% of premiums paid     2.25% of each premium
Premiums                                          up to the Target Premium   paid
                                                  per Policy year/1/
-------------------------------------------------------------------------------------------------------
Premium Tax Imposed on   On payment of premium    2.0% in all Policy years   2.0% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------
Federal Tax Imposed on   On payment of premium    1.25% in all Policy years  1.25% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------

/1/The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

CHARGE                         WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Surrender Charge/1/           On surrender, lapse, or
                              face amount reduction in
                              the first ten Policy years
                              (11 in FL) (and, with
                              respect to a face amount
                              increase, in the first ten
                              Policy years (11 in FL)
                              after the increase)

 MINIMUM AND                                              In Policy year 1, $3.75 to  In Policy year 1, $3.75 to
 MAXIMUM CHARGE                                           $38.25 per $1,000 of base   $38.25 per $1,000 of base
                                                          Policy face amount/2/       Policy face amount/2/

 CHARGE IN THE FIRST POLICY                               $14.00 per $1,000 of base   $14.00 per $1,000 of base
 YEAR FOR A MALE INSURED,                                 Policy face amount          Policy face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Transfer Charge/3/            On transfer of cash value   Not currently charged       $25 for each transfer
                              among the Investment
                              Divisions and to and from
                              the Fixed Account
-----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge     On partial withdrawal of    Not currently charged       $25 for each partial
                              cash value                                              withdrawal/4/
-----------------------------------------------------------------------------------------------------------------
Illustration of Benefits      On provision of each        Not currently charged       $25 per illustration
Charge                        illustration in excess of
                              one per year
-----------------------------------------------------------------------------------------------------------------

/1/The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

/2/No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

/3/The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

/4/If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

CHARGE                        WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 MINIMUM AND                  Monthly                   $.01 to $83.33 per $1,000    $.02 to $83.33 per $1,000
 MAXIMUM CHARGE                                         of net amount at risk/2/     of net amount at risk/2/

 CHARGE IN THE FIRST POLICY   Monthly                   $.02 per $1,000 of net       $.09 per $1,000 of net
 YEAR FOR A MALE INSURED,                               amount at risk               amount at risk
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Policy Charge/3/

 POLICY FACE AMOUNT LESS      Monthly                   $12 in Policy year 1         $12 in Policy year 1
 THAN $50,000                                           $9 in Policy years 2+        $9 in Policy years 2+

 POLICY FACE AMOUNT           Monthly                   $15 in Policy year 1         $15 in Policy year 1
 BETWEEN $50,000 AND                                    $8 in Policy years 2+        $8 in Policy years 2+
 $249,999
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense         Monthly                   .60% in Policy years 1-10    .80% in Policy years 1-10
Risk Charge (annual rate                                .35% in Policy years 11-19   .35% in Policy years 11-19
imposed on cash value in                                .20% in Policy years 20-29   .20% in Policy years 20-29
the Separate Account)/4/                                .05% in Policy years 30+     .05% in Policy years 30+
-----------------------------------------------------------------------------------------------------------------
Coverage Expense
Charge/5/

 MINIMUM AND                  Monthly                   $.04 to $2.30 per $1,000     $.04 to $2.30 per $1,000
 MAXIMUM CHARGE                                         of base Policy face          of base Policy face
                                                        amount in first eight        amount
                                                        Policy years/6/

 CHARGE FOR A MALE            Monthly                   $.16 per $1,000 of base      $.16 per $1,000 of base
 INSURED, AGE 35, IN THE                                Policy face amount in first  Policy face amount
 PREFERRED NONSMOKER                                    eight Policy years/6/
 RISK CLASS WITH A BASE
 POLICY FACE AMOUNT OF
 $350,000
-----------------------------------------------------------------------------------------------------------------
Loan Interest Spread/7/       Annually (or on loan      1.00% of loan collateral in  1.00% of loan collateral in
                              termination, if earlier)  Policy years 1-10            Policy years 1-10
-----------------------------------------------------------------------------------------------------------------

/1/The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

/3/No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

/4/The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

/5/If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

/6/The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

/7/We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                        WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------
Guaranteed Survivor
Income Benefit Rider

 MINIMUM AND                         Monthly           $.01 to $1.08 per $1,000     $.01 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of Eligible Death Benefit    of Eligible Death Benefit

 CHARGE FOR A MALE                   Monthly           $.02 per $1,000 of Eligible  $.02 per $1,000 of Eligible
 INSURED, AGE 35, IN THE                               Death Benefit                Death Benefit
 PREFERRED NONSMOKER
 RISK CLASS WITH AN
 ELIGIBLE DEATH BENEFIT OF
 $350,000
----------------------------------------------------------------------------------------------------------------
Children's Term                      Monthly           $.40 per $1,000 of rider     $.40 per $1,000 of rider
Insurance Rider                                        face amount                  face amount
----------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider

 MINIMUM AND                         Monthly           $.00 to $61.44 per $100      $.00 to $61.44 per $100
 MAXIMUM CHARGE                                        of Monthly Deduction         of Monthly Deduction

 CHARGE IN THE FIRST POLICY          Monthly           $6.30 per $100 of            $6.30 per $100 of
 YEAR FOR A MALE INSURED,                              Monthly Deduction            Monthly Deduction
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Waiver of Specified
Premium Rider

 MINIMUM AND                         Monthly           $.00 to $21.75 per $100      $.00 to $21.75 per $100
 MAXIMUM CHARGE                                        of Specified Premium         of Specified Premium

 CHARGE IN THE FIRST POLICY          Monthly           $3.00 per $100 of            $3.00 per $100 of
 YEAR FOR A MALE INSURED,                              Specified Premium            Specified Premium
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------

CHARGE                        WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Options to Purchase
Additional Insurance
Coverage Rider

 MINIMUM AND                   Monthly                 $.02 to $.25 per $1,000 of  $.02 to $.25 per $1,000 of
 MAXIMUM CHARGE                                        Option amount               Option amount

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of Option   $.03 per $1,000 of Option
 INSURED, AGE 35, IN THE                               amount                      amount
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider

 MINIMUM AND                   Monthly                 $.00 to $.34 per $1,000     $.00 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of rider face amount        of rider face amount

 CHARGE IN THE FIRST POLICY    Monthly                 $.05 per $1,000 of rider    $.08 per $1,000 of rider
 YEAR FOR A MALE INSURED,                              face amount                 face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
--------------------------------------------------------------------------------------------------------------
Guaranteed Minimum
Death Benefit Rider

 MINIMUM AND                   Monthly                 $.03 to $.14 per $1,000     $.03 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of net amount at risk       of net amount at risk

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of net      $.03 per $1,000 of net
 INSURED, AGE 35, IN THE                               amount at risk              amount at risk
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Acceleration of Death          At time of benefit      Not currently charged       One-time fee of $150
Benefit Rider                  payment
--------------------------------------------------------------------------------------------------------------
Overloan Protection Rider      At time of exercise     One-time fee of 3.5% of     One-time fee of 3.5% of
                                                       Policy cash value           Policy cash value
--------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

   The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2011. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.

                                                                  MINIMUM MAXIMUM
                                                                  ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including
  management fees, distribution (12b-1) fees and other expenses).  0.27%   1.26%

   The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2011, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                       CONTRACTUAL
                                                           DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- -------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.83%           --       0.12%        --     0.95%       0.10%       0.85%
Barclays Capital Aggregate Bond Index
 Portfolio....................................   0.25%           --       0.03%        --     0.28%       0.01%       0.27%
BlackRock Aggressive Growth Portfolio.........   0.73%           --       0.04%        --     0.77%          --       0.77%
BlackRock Bond Income Portfolio...............   0.34%           --       0.03%        --     0.37%       0.01%       0.36%
BlackRock Diversified Portfolio...............   0.46%           --       0.05%        --     0.51%          --       0.51%
BlackRock Large Cap Value Portfolio...........   0.63%           --       0.03%        --     0.66%       0.03%       0.63%
BlackRock Legacy Large Cap Growth
 Portfolio....................................   0.71%           --       0.02%        --     0.73%       0.01%       0.72%
Davis Venture Value Portfolio.................   0.70%           --       0.03%        --     0.73%       0.05%       0.68%
FI Value Leaders Portfolio....................   0.67%           --       0.07%        --     0.74%          --       0.74%
Jennison Growth Portfolio.....................   0.62%           --       0.02%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio........   0.90%           --       0.06%     0.09%     1.05%       0.08%       0.97%
Loomis Sayles Small Cap Growth Portfolio......   0.90%           --       0.06%        --     0.96%       0.08%       0.88%
Met/Artisan Mid Cap Value Portfolio...........   0.81%           --       0.03%        --     0.84%          --       0.84%
MetLife Conservative Allocation Portfolio.....   0.09%           --       0.02%     0.53%     0.64%       0.01%       0.63%
MetLife Conservative to Moderate Allocation
 Portfolio....................................   0.07%           --       0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.........   0.25%           --       0.05%     0.02%     0.32%       0.00%       0.32%
MetLife Moderate Allocation Portfolio.........   0.06%           --          --     0.64%     0.70%       0.00%       0.70%
MetLife Moderate to Aggressive Allocation
 Portfolio....................................   0.06%           --       0.01%     0.69%     0.76%       0.00%       0.76%
MetLife Stock Index Portfolio.................   0.25%           --       0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio.................   0.54%           --       0.05%        --     0.59%          --       0.59%
MFS(R) Value Portfolio........................   0.70%           --       0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio..................   0.30%           --       0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio............   0.82%           --       0.04%        --     0.86%       0.01%       0.85%
Oppenheimer Global Equity Portfolio...........   0.52%           --       0.10%        --     0.62%          --       0.62%
Russell 2000(R) Index Portfolio...............   0.25%           --       0.06%     0.08%     0.39%       0.00%       0.39%
T. Rowe Price Large Cap Growth Portfolio......   0.60%           --       0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio......   0.49%           --       0.06%        --     0.55%          --       0.55%
Van Eck Global Natural Resources Portfolio....   0.78%           --       0.04%     0.02%     0.84%          --       0.84%
Western Asset Management Strategic Bond
 Opportunities Portfolio......................   0.61%           --       0.06%        --     0.67%       0.04%       0.63%
Western Asset Management U.S. Government
 Portfolio....................................   0.47%           --       0.02%        --     0.49%       0.01%       0.48%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio -- Class B.........................   0.64%        0.25%       0.12%     0.02%     1.03%       0.00%       1.03%

                                                                                                        CONTRACTUAL
                                                            DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                               AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                                MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                   FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                                ---------- -------------- -------- --------- --------- ------------- ---------
American Funds(R) Balanced Allocation
 Portfolio -- Class B..........................   0.06%        0.25%       0.01%     0.37%     0.69%          --       0.69%
American Funds(R) Growth Allocation
 Portfolio -- Class B..........................   0.07%        0.25%       0.01%     0.39%     0.72%          --       0.72%
American Funds(R) Moderate Allocation
 Portfolio -- Class B..........................   0.06%        0.25%       0.01%     0.36%     0.68%          --       0.68%
AQR Global Risk Balanced Portfolio --
 Class B.......................................   0.63%        0.25%       0.30%     0.08%     1.26%       0.00%       1.26%
BlackRock Global Tactical Strategies
 Portfolio -- Class B..........................   0.68%        0.25%       0.03%     0.16%     1.12%       0.00%       1.12%
BlackRock Large Cap Core Portfolio --
 Class A.......................................   0.59%           --       0.05%     0.01%     0.65%       0.01%       0.64%
Clarion Global Real Estate Portfolio --
 Class A.......................................   0.61%           --       0.06%        --     0.67%          --       0.67%
Dreman Small Cap Value Portfolio --
 Class A.......................................   0.78%           --       0.07%     0.07%     0.92%       0.00%       0.92%
Harris Oakmark International Portfolio --
 Class A.......................................   0.77%           --       0.08%        --     0.85%       0.02%       0.83%
Invesco Balanced-Risk Allocation Portfolio --
 Class B.......................................   0.66%        0.25%       0.15%     0.10%     1.16%       0.00%       1.16%
Invesco Small Cap Growth Portfolio --
 Class A.......................................   0.85%           --       0.03%        --     0.88%       0.02%       0.86%
Janus Forty Portfolio -- Class A...............   0.63%           --       0.03%        --     0.66%       0.01%       0.65%
JPMorgan Global Active Allocation Portfolio --
 Class B.......................................   0.78%        0.25%       0.11%        --     1.14%       0.00%       1.14%
Lazard Mid Cap Portfolio -- Class A............   0.69%           --       0.06%        --     0.75%          --       0.75%
Legg Mason ClearBridge Aggressive Growth
 Portfolio -- Class A..........................   0.62%           --       0.03%        --     0.65%          --       0.65%
Lord Abbett Bond Debenture Portfolio --
 Class A.......................................   0.50%           --       0.04%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio --
 Class A.......................................   0.67%           --       0.06%        --     0.73%       0.02%       0.71%
Met/Franklin Income Portfolio -- Class A.......   0.74%           --       0.08%        --     0.82%       0.08%       0.74%
Met/Franklin Mutual Shares Portfolio --
 Class A.......................................   0.80%           --       0.07%        --     0.87%       0.00%       0.87%
Met/Franklin Templeton Founding Strategy
 Portfolio -- Class A..........................   0.05%           --       0.01%     0.83%     0.89%       0.01%       0.88%
Met/Templeton Growth Portfolio -- Class A......   0.68%           --       0.14%        --     0.82%       0.02%       0.80%
Met/Templeton International Bond Portfolio --
 Class A.......................................   0.60%           --       0.14%        --     0.74%          --       0.74%
MetLife Aggressive Strategy Portfolio --
 Class A.......................................   0.09%           --       0.01%     0.75%     0.85%       0.00%       0.85%
MetLife Balanced Plus Portfolio -- Class B.....   0.27%        0.25%       0.02%     0.46%     1.00%       0.00%       1.00%
MFS(R) Emerging Markets Equity Portfolio --
 Class A.......................................   0.92%           --       0.17%        --     1.09%          --       1.09%
MFS(R) Research International Portfolio --
 Class A.......................................   0.68%           --       0.09%        --     0.77%       0.06%       0.71%

                                                                                                     CONTRACTUAL
                                                         DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                             MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                             ---------- -------------- -------- --------- --------- ------------- ---------
Morgan Stanley Mid Cap Growth Portfolio --
 Class A....................................   0.65%           --       0.07%        --     0.72%       0.01%       0.71%
PIMCO Inflation Protected Bond Portfolio --
 Class A....................................   0.47%           --       0.04%        --     0.51%          --       0.51%
PIMCO Total Return Portfolio -- Class A.....   0.48%           --       0.03%        --     0.51%          --       0.51%
RCM Technology Portfolio -- Class A.........   0.88%           --       0.07%        --     0.95%          --       0.95%
Schroders Global Multi-Asset Portfolio --
 Class B....................................   0.66%        0.25%       0.12%        --     1.03%       0.00%       1.03%
SSgA Growth and Income ETF Portfolio --
 Class A....................................   0.31%           --       0.01%     0.21%     0.53%          --       0.53%
SSgA Growth ETF Portfolio -- Class A........   0.32%           --       0.03%     0.24%     0.59%          --       0.59%
T. Rowe Price Mid Cap Growth Portfolio --
 Class A....................................   0.75%           --       0.03%        --     0.78%          --       0.78%

AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund....................   0.36%        0.25%       0.02%        --     0.63%          --       0.63%
American Funds Global Small Capitalization
 Fund.......................................   0.70%        0.25%       0.04%        --     0.99%          --       0.99%
American Funds Growth Fund..................   0.32%        0.25%       0.02%        --     0.59%          --       0.59%
American Funds Growth-Income Fund...........   0.27%        0.25%       0.01%        --     0.53%          --       0.53%

   The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.

   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.

   THE AMERICAN FUNDS INSURANCE SERIES IS NOT AFFILIATED WITH METLIFE INVESTORS USA INSURANCE COMPANY. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                             HOW THE POLICY WORKS
                                 [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.


- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.


-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                              AND THE PORTFOLIOS

THE COMPANY

   MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New
York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

   MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife Investors USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

THE PORTFOLIOS

   Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

   The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND                                                         ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                      INVESTMENT OBJECTIVE
---------                                        -----------                       --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited/1/  Long-term growth of capital.
  Portfolio (formerly Artio
  International Stock Portfolio)

Barclays Capital Aggregate Bond      MetLife Investment Advisors          To track the performance of the
  Index Portfolio                    Company, LLC                         Barclays U.S. Aggregate Bond
                                                                          Index.

BlackRock Aggressive Growth          BlackRock Advisors, LLC              Maximum capital appreciation.
  Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC              A competitive total return primarily
                                                                          from investing in fixed-income
                                                                          securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC              High total return while attempting to
                                                                          limit investment risk and preserve
                                                                          capital.

PORTFOLIO                                      SUB-ADVISER                      INVESTMENT OBJECTIVE
---------                                       -----------                     --------------------

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
  Growth Portfolio

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./2/  Growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC      Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.    Long-term capital growth from
  Portfolio                                                            investments in common stocks or
                                                                       other equity securities.

Loomis Sayles Small Cap Growth       Loomis Sayles & Company, L.P.     Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited          Long-term capital growth.
                                     Partnership

MetLife Conservative Allocation      N/A                               A high level of current income, with
  Portfolio                                                            growth of capital as a secondary
                                                                       objective.

MetLife Conservative to Moderate     N/A                               A high total return in the form of
  Allocation Portfolio                                                 income and growth of capital, with a
                                                                       greater emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Advisors       To track the performance of the
  Portfolio                          Company, LLC                      Standard & Poor's MidCap 400(R)
                                                                       Composite Stock Price Index.

MetLife Moderate Allocation          N/A                               A balance between a high level of
  Portfolio                                                            current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MetLife Moderate to Aggressive       N/A                               Growth of capital.
  Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Advisors       To track the performance of the
                                     Company, LLC                      Standard & Poor's 500(R) Composite
                                                                       Stock Price Index.

MFS(R) Total Return Portfolio        Massachusetts Financial Services  Favorable total return through
                                     Company                           investment in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial Services  Capital appreciation.
                                     Company

MSCI EAFE(R) Index Portfolio         MetLife Investment Advisors       To track the performance of the
  (formerly Morgan Stanley EAFE(R)   Company, LLC                      MSCI EAFE(R) Index.
  Index Portfolio)

Neuberger Berman Genesis             Neuberger Berman Management       High total return, consisting
  Portfolio                          LLC                               principally of capital appreciation.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors       To track the performance of the
                                     Company, LLC                      Russell 2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.    Long-term growth of capital and,
  Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.    Long-term capital growth.
  Portfolio

Van Eck Global Natural Resources     Van Eck Associates Corporation    Long-term capital appreciation with
  Portfolio                                                            income as a secondary
                                                                       consideration.

PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

Western Asset Management              Western Asset Management           To maximize total return consistent
  Strategic Bond Opportunities        Company                            with preservation of capital.
  Portfolio

Western Asset Management U.S.         Western Asset Management           To maximize total return consistent
  Government Portfolio                Company                            with preservation of capital and
                                                                         maintenance of liquidity.

MET INVESTORS SERIES TRUST                                                     ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

AllianceBernstein Global Dynamic      AllianceBernstein L.P.             Seeks capital appreciation and
  Allocation Portfolio                                                   current income.

American Funds(R) Balanced            N/A                                A balance between a high level of
  Allocation Portfolio                                                   current income and growth of
                                                                         capital, with a greater emphasis on
                                                                         growth of capital.

American Funds(R) Growth Allocation   N/A                                Growth of capital.
  Portfolio

American Funds(R) Moderate            N/A                                A high total return in the form of
  Allocation Portfolio                                                   income and growth of capital, with a
                                                                         greater emphasis on income.

AQR Global Risk Balanced Portfolio    AQR Capital Management, Inc.       Seeks total return.

BlackRock Global Tactical Strategies  BlackRock Financial Management,    Seeks capital appreciation and
  Portfolio                           Inc.                               current income.

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC            Long-term capital growth.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC        Total return through investment in
                                      (formerly ING Clarion Real Estate  real estate securities, emphasizing
                                      Securities LLC)                    both capital appreciation and
                                                                         current income.

Dreman Small Cap Value Portfolio      Dreman Value Management, LLC       Capital appreciation.

Harris Oakmark International          Harris Associates L.P.             Long-term capital appreciation.
  Portfolio

Invesco Balanced-Risk Allocation      Invesco Advisers, Inc.             Seeks total return.
  Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.             Long-term growth of capital.

Janus Forty Portfolio                 Janus Capital Management LLC       Capital appreciation.

JPMorgan Global Active Allocation     J.P. Morgan Investment             Seeks capital appreciation and
  Portfolio                           Management Inc.                    current income.

Lazard Mid Cap Portfolio              Lazard Asset Management LLC        Long-term growth of capital.

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC          Capital appreciation.
  Growth Portfolio

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC             High current income and the
  Portfolio                                                              opportunity for capital appreciation
                                                                         to produce a high total return.

Lord Abbett Mid Cap Value Portfolio   Lord, Abbett & Co. LLC             Capital appreciation through
                                                                         investments, primarily in equity
                                                                         securities, which are believed to be
                                                                         undervalued in the marketplace.

PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                      -----------                     --------------------

Met/Franklin Income Portfolio       Franklin Advisers, Inc.            To maximize income while
                                                                       maintaining prospects for capital
                                                                       appreciation.

Met/Franklin Mutual Shares          Franklin Mutual Advisers, LLC      Capital appreciation, which may
  Portfolio                                                            occasionally be short-term. The
                                                                       Portfolio's secondary investment
                                                                       objective is income.

Met/Franklin Templeton Founding     N/A                                Primarily seeks capital appreciation
  Strategy Portfolio                                                   and secondarily seeks income.

Met/Templeton Growth Portfolio      Templeton Global Advisors Limited  Long-term capital growth.

Met/Templeton International Bond    Franklin Advisers, Inc.            Current income with capital
  Portfolio                                                            appreciation and growth of income.

MetLife Aggressive Strategy         N/A                                Growth of capital.
  Portfolio

MetLife Balanced Plus Portfolio     Pacific Investment Management      A balance between a high level of
                                    Company LLC                        current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MFS(R) Emerging Markets Equity      Massachusetts Financial Services   Capital appreciation.
  Portfolio                         Company

MFS(R) Research International       Massachusetts Financial Services   Capital appreciation.
  Portfolio                         Company

Morgan Stanley Mid Cap Growth       Morgan Stanley Investment          Capital appreciation.
  Portfolio                         Management Inc.

PIMCO Inflation Protected Bond      Pacific Investment Management      Maximum real return, consistent
  Portfolio                         Company LLC                        with preservation of capital and
                                                                       prudent investment management.

PIMCO Total Return Portfolio        Pacific Investment Management      Maximum total return, consistent
                                    Company LLC                        with the preservation of capital and
                                                                       prudent investment management.

RCM Technology Portfolio            RCM Capital Management LLC         Capital appreciation; no
                                                                       consideration is given to income.

Schroders Global Multi-Asset        Schroder Investment Management     Seeks capital appreciation and
  Portfolio                         North America Inc.                 current income.

SSgA Growth and Income ETF          SSgA Funds Management, Inc.        Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio           SSgA Funds Management, Inc.        Growth of capital.

T. Rowe Price Mid Cap Growth        T. Rowe Price Associates, Inc.     Long-term growth of capital.
  Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)                         ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                      -----------                     --------------------

American Funds Bond Fund            N/A                                As high a level of current income as
                                                                       is consistent with the preservation
                                                                       of capital.

American Funds Global Small         N/A                                Long-term growth of capital.
  Capitalization Fund

American Funds Growth Fund          N/A                                Growth of capital.

American Funds Growth-Income        N/A                                Long-term growth of capital and
  Fund                                                                 income.

----------
/1/Prior to February 1, 2012, Artio Global Management LLC was the sub-adviser to the Portfolio.

/2/Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

   The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

   The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%, although we do not currently receive any such payments with respect to the Portfolios offered under the Policy. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

   Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

   For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.

SELECTION OF THE PORTFOLIOS

   We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

   We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

   We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

   The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

   GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name PROVIDED THAT you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

   Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

   You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

   If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

   We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.

RIGHT TO EXAMINE POLICY

   You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

   We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

   You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

 RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                    OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

        Payment Inquiries and                    MetLife Investors USA
        Correspondence                           P.O. Box 354
                                                 Warwick, RI 02887-0354

        Beneficiary and Ownership                MetLife Investors USA
        Changes                                  P.O. Box 313
                                                 Warwick, RI 02887-0313

        Surrenders, Loans,                       MetLife Investors USA
        Withdrawals and                          P.O. Box 543
        Investment Division Transfers            Warwick, RI 02887-0543

        Cancellations (Right to Examine Policy   MetLife Investors USA
        Period)                                  Free Look Unit
                                                 500 Schoolhouse Road
                                                 Johnstown, PA 15904

        Death Claims                             MetLife Investors USA
                                                 P.O. Box 353
                                                 Warwick, RI 02887-0353

        Investment Division Transfers and Other  (800) 638-5000
        Telephone Transactions and Inquiries

   You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

   We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.E., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

    --net premium payments

    --the net investment experience of the Policy's Investment Divisions

    --interest credited to cash value in the Fixed Account

    --interest credited to amounts held in the Loan Account for a Policy loan

    --the death benefit option you choose

    --Policy charges

    --partial withdrawals

    --transfers among the Investment Divisions and the Fixed Account.

   The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

   The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for an Investment Division reflects:

    --the change in net asset value per share of the corresponding Portfolio
      (as of the close of regular trading on the Exchange) from its last value,

    --the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

    --any deductions for taxes that we make from the Separate Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

   The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

   The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

   CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

   When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.

   Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

   Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

   If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

   AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

    --101% of the cash value on the date of death, or

    --the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

   The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

   The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

   SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

   If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

   If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

   You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

   The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

   We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

   A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

   If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

   A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

   A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                      SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

   You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

   If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

   You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

   The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

   After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

   We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

   If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

  Face Amount:.................. $          350,000
  Death Benefit Option:.........  Option A -- Level

  Cash Value:................... $           12,000
  Surrender Charge:............. $          - 4,900  ($14.00 x $350,000/1,000)
                                 ------------------
  Cash Surrender Value:......... $            7,100
                                               x 20%
                                 ------------------
  Withdrawal Amount:............ $            1,420

   The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                       Withdrawal Amount in
 Surrender Charge  x   Excess of Free Withdrawal          =   Surrender Charge
                       ----------------------------------     On Withdrawal
                       Face Amount less Surrender Charge
      $4,900       x                 $710                 =   $10
                       ----------------------------------
                               $350,000 - $4,900

   Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

              Face Amount before Withdrawal.............. $350,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------

              Face Amount after Withdrawal............... $348,570

              Surrender Charge before Withdrawal......... $  4,900
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Surrender Charge after Withdrawal.......... $  4,890

              Cash Value before Withdrawal............... $ 12,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Cash Value after Withdrawal................ $ 10,570

              Surrender Charge after Withdrawal.......... -  4,890
                                                          --------
              Cash Surrender Value after Withdrawal...... $  5,680

   Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

   A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

   You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

   In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or
(4) requiring that a transfer request be provided in writing and signed by the owner.

                        AUTOMATED INVESTMENT STRATEGIES

   You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

   EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

   ALLOCATOR/SM/. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount
(1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

   ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

   REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

   INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

   We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

   You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

   These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

   We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

   You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

    --the Policy's cash value, less

    --any Policy loan balance, less

    --loan interest due to the next Policy anniversary, less

    --the most recent Monthly Deduction times the number of months to the next
      Policy anniversary, less

    --any Surrender Charge, plus

    --interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

   The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

   A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

   You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

   Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

   Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

   The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

   A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

   In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

   The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

   The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

   On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

   If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

   If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

   Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

   If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

   There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

   The following riders, some of which have been described previously, are available:

   CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

   WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

   WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

   OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

   ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania.)

   GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

   ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

   GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)

   OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

   Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

   Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

   Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and
(b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

   There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

   We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy

  .  investment options, including premium allocations

  .  administration of elective options

  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

  .  overhead and other expenses for providing services and benefits

  .  sales and marketing expenses

  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

   SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

   Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

   PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

   EXAMPLE:  The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

           NET
PREMIUM  PREMIUM
-------  -------
$4,000   $4,000
           -175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
         ------
         $3,825   Net Premium

SURRENDER CHARGE

   If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

   No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

   The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

   The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                 9.50
                                           10                 0.00

   The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                11.87
                                           10                 5.93
                                           11                 0.00

   In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

   If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

   The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

   We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

   We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

   We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

   On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    --If your Policy is protected against lapse by a Guaranteed Minimum Death
      Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

    --If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

   There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

   The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

   The Monthly Deduction includes the following charges:

   POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

   MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    --smoking status

    --risk class

    --attained age

    --sex (if the Policy is sex-based).

   The current cost of insurance rates will depend on the above factors, plus

    --the insured's age at issue (and at the time of any face amount increase)

    --the Policy year (and the year of any face amount increase)

    --the Policy's face amount.

   We guarantee that the rates for underwritten Policies will not be higher than rates based on

    --the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO
      Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

    --the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

   The risk classes we use are

    --for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

    --for Policies issued on juvenile insureds: standard and rated (with our consent).

   Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

   The following standard or better smoker and non-smoker classes are available for underwritten Policies:

    --elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

    --preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

    --standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

   The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

   MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

   The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

                                                      CHARGE APPLIED
                                                     TO CASH VALUE IN
           POLICY YEAR        NET CASH VALUE         SEPARATE ACCOUNT
           ----------------------------------------------------------
                            < 5 target premiums           0.60%
                        5 but < 10 target premiums        0.55%
            1 - 10      10 but < 20 target premiums       0.30%
                        20 target premiums or more        0.15%
           ----------------------------------------------------------
                            < 5 target premiums           0.35%
                        5 but < 10 target premiums        0.30%
            11 - 19     10 but < 20 target premiums       0.15%
                        20 target premiums or more        0.10%
           ----------------------------------------------------------
                            < 5 target premiums           0.20%
                        5 but < 10 target premiums        0.15%
            20 - 29     10 but < 20 target premiums       0.10%
                        20 target premiums or more        0.05%
           ----------------------------------------------------------
              30+                                         0.05%
           ----------------------------------------------------------

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

   PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

   In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary.

   If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

   OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

   The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

   The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

   It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

   Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

COMMISSIONS AND OTHER CASH COMPENSATION

   All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

   MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

   In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

   Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

   Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and

0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to Selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

NON-CASH COMPENSATION

   Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

OTHER PAYMENTS

   We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales or account and cash values of these variable insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small

Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, as well as a percentage of all premiums allocated to the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A, included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   GLOSSARY

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

   BASE POLICY.  The Policy without riders.

   CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

   LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

   NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

   TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under
Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

   For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

           AGE OF                             AGE OF
     INSURED AT START OF PERCENTAGE OF  INSURED AT START OF  PERCENTAGE OF
       THE POLICY YEAR    CASH VALUE     THE POLICY YEAR      CASH VALUE
     ------------------- -------------  -------------------  -------------
        0 through 40         250                61               128
             41              243                62               126
             42              236                63               124
             43              229                64               122
             44              222                65               120
             45              215                66               119
             46              209                67               118
             47              203                68               117
             48              197                69               116
             49              191                70               115
             50              185                71               113
             51              178                72               111
             52              171                73               109
             53              164                74               107
             54              157          75 through 90          105
             55              150                91               104
             56              146                92               103
             57              142                93               102
             58              138          94 through 121         101
             59              134
             60              130

   For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                           NET SINGLE PREMIUM
                                               FACTOR
                                           ------------------
                      AGE                   MALE     FEMALE
                      ---                   -------  -------
                      30.................. 5.82979   6.59918
                      40.................. 4.11359   4.63373
                      50.................. 2.93292   3.28706
                      60.................. 2.14246   2.40697
                      70.................. 1.64028   1.82665
                      80.................. 1.32530   1.44515
                      90.................. 1.15724   1.22113
                      100................. 1.08417   1.10646
                      120................. 1.02597   1.02597

                                  APPENDIX B

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

   The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .74% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

   The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.74%, 5.22% and 9.19%, respectively.

   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                 DEATH BENEFIT               CASH SURRENDER VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF  GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  ------------------------------- ------------------------------    ------------------------------
YEAR       0%        6%         10%       0%         6%          10%        0%         6%          10%
------     --        --         ---       --         --          ---        --         --          ---
 1      $350,000 $  350,000 $   350,000 $     0  $        0  $         0  $ 1,573  $    1,689  $     1,766
 2       350,000    350,000     350,000       0           0            0    3,095       3,424        3,651
 3       350,000    350,000     350,000       0         306          764    4,565       5,206        5,664
 4       350,000    350,000     350,000   1,737       2,791        3,569    5,984       7,038        7,816
 5       350,000    350,000     350,000   3,755       5,324        6,521    7,348       8,918       10,115
 6       350,000    350,000     350,000   5,388       7,576        9,302    8,655      10,843       12,569
 7       350,000    350,000     350,000   6,961       9,873       12,249    9,901      12,814       15,189
 8       350,000    350,000     350,000   8,804      12,548       15,716   11,091      14,835       18,003
 9       350,000    350,000     350,000  11,770      16,484       20,600   12,914      17,628       21,744
 10      350,000    350,000     350,000  14,674      20,514       25,770   14,674      20,514       25,770
 15      350,000    350,000     350,000  23,140      37,310       52,346   23,140      37,310       52,346
 20      350,000    350,000     350,000  30,459      58,275       92,966   30,459      58,275       92,966
 25      350,000    350,000     350,000  36,125      84,053      155,227   36,125      84,053      155,227
 30      350,000    350,000     350,000  38,754     115,076      251,322   38,754     115,076      251,322
 35      350,000    350,000     465,502  36,446     151,957      401,295   36,446     151,957      401,295
 40      350,000    350,000     676,903  27,295     197,094      632,619   27,295     197,094      632,619
 45      350,000    350,000   1,038,923   1,739     252,019      989,450    1,739     252,019      989,450
 50                 350,000   1,606,000             322,345    1,529,524              322,345    1,529,524
 55                 439,491   2,445,625             418,563    2,329,166              418,563    2,329,166
 60                 546,399   3,582,365             540,989    3,546,896              540,989    3,546,896
 65                 709,653   5,505,678             702,627    5,451,166              702,627    5,451,166
 70                 916,084   8,439,636             907,013    8,356,075              907,013    8,356,075
 75               1,174,899  12,888,685           1,163,266   12,761,074            1,163,266   12,761,074
 80               1,493,891  19,556,131           1,479,100   19,362,506            1,479,100   19,362,506
 85               1,877,948  29,385,202           1,859,354   29,094,259            1,859,354   29,094,259
 86               1,964,413  31,860,030           1,944,964   31,544,584            1,944,964   31,544,584

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                DEATH BENEFIT             CASH SURRENDER VALUE                   CASH VALUE
            ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  -----------------------------  ------------------------------    ------------------------------
YEAR       0%        6%        10%       0%        6%          10%         0%        6%          10%
------     --        --        ---        --        --         ---          --        --         ---
 1      $350,000  $350,000 $   350,000 $     0   $     0   $         0   $ 1,265   $ 1,370   $     1,441
 2       350,000   350,000     350,000       0         0             0     2,491     2,781         2,982
 3       350,000   350,000     350,000       0         0             0     3,683     4,238         4,635
 4       350,000   350,000     350,000     580     1,481         2,149     4,827     5,728         6,396
 5       350,000   350,000     350,000   2,334     3,664         4,683     5,927     7,258         8,277
 6       350,000   350,000     350,000   3,715     5,559         7,018     6,982     8,826        10,285
 7       350,000   350,000     350,000   5,042     7,483         9,481     7,982    10,423        12,421
 8       350,000   350,000     350,000   6,630     9,754        12,400     8,917    12,041        14,687
 9       350,000   350,000     350,000   8,639    12,531        15,942     9,783    13,675        17,086
 10      350,000   350,000     350,000  10,569    15,314        19,620    10,569    15,314        19,620
 15      350,000   350,000     350,000  13,595    24,094        35,504    13,595    24,094        35,504
 20      350,000   350,000     350,000  14,416    33,123        57,777    14,416    33,123        57,777
 25      350,000   350,000     350,000  10,684    40,158        88,247    10,684    40,158        88,247
 30                350,000     350,000            41,618       130,135              41,618       130,135
 35                350,000     350,000            30,358       190,410              30,358       190,410
 40                            350,000                         284,480                           284,480
 45                            465,240                         443,086                           443,086
 50                            716,044                         681,947                           681,947
 55                          1,078,892                       1,027,516                         1,027,516
 60                          1,563,634                       1,548,152                         1,548,152
 65                          2,389,232                       2,365,576                         2,365,576
 70                          3,618,937                       3,583,106                         3,583,106
 75                          5,423,405                       5,369,708                         5,369,708
 80                          8,014,567                       7,935,214                         7,935,214
 85                         11,813,655                      11,696,688                        11,696,688
 86                         12,766,391                      12,639,991                        12,639,991

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

   For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the four years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                        AMERICAN FUNDS
                                    AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
                                              BOND      CAPITALIZATION              GROWTH       GROWTH-INCOME
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 2,143,804         $ 5,704,012        $ 13,160,813         $ 7,975,553
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      2,143,804           5,704,012          13,160,813           7,975,553
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   5                   3                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   5                   3                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 2,143,800         $ 5,704,007        $ 13,160,810         $ 7,975,549
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                              MIST                MIST                MIST
                                    AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                               BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,539,435         $ 6,026,636         $ 2,387,628           $ 725,195
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,539,435           6,026,636           2,387,628             725,195
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   3                   5                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   3                   5                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,539,431         $ 6,026,633         $ 2,387,623           $ 725,191
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                       MIST
       MIST CLARION         MIST DREMAN      HARRIS OAKMARK        MIST INVESCO                                    MIST
 GLOBAL REAL ESTATE     SMALL CAP VALUE       INTERNATIONAL    SMALL CAP GROWTH    MIST JANUS FORTY      LAZARD MID CAP
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 2,956,973           $ 547,103         $ 4,774,827           $ 710,753         $ 5,457,678           $ 706,222
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          2,956,973             547,103           4,774,827             710,753           5,457,678             706,222
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   4                   4                   4                   4                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   4                   4                   4                   4                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 2,956,969           $ 547,099         $ 4,774,823           $ 710,749         $ 5,457,674           $ 706,218
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                   MIST LEGG MASON
                                       CLEARBRIDGE    MIST LORD ABBETT                MIST   MIST MET/FRANKLIN
                                 AGGRESSIVE GROWTH      BOND DEBENTURE MET/FRANKLIN INCOME       MUTUAL SHARES
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,208,245         $ 2,250,226        $ 20,314,889        $ 21,092,189
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,208,245           2,250,226          20,314,889          21,092,189
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           8                   5                   3                   3
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         8                   5                   3                   3
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,208,237         $ 2,250,221        $ 20,314,886        $ 21,092,186
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

  MIST MET/FRANKLIN                MIST                                                        MIST         MIST MORGAN
 TEMPLETON FOUNDING       MET/TEMPLETON        MIST METLIFE   MIST MFS EMERGING        MFS RESEARCH     STANLEY MID CAP
           STRATEGY              GROWTH AGGRESSIVE STRATEGY      MARKETS EQUITY       INTERNATIONAL              GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 20,789,937         $ 1,147,729         $ 7,830,264           $ 124,219         $ 2,952,083         $ 1,377,163
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         20,789,937           1,147,729           7,830,264             124,219           2,952,083           1,377,163
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   4                   1                   1                   4                  27
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   4                   1                   1                   4                  27
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 20,789,934         $ 1,147,725         $ 7,830,263           $ 124,218         $ 2,952,079         $ 1,377,136
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                   MIST
                                   MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
                               CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
                                INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value               $ 488,465         $ 3,254,533         $ 7,669,584         $ 1,364,488
                               -------------------- ------------------- ------------------- -------------------
       Total Assets                         488,465           3,254,533           7,669,584           1,364,488
                               -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            4                   5                   4                   4
                               -------------------- ------------------- ------------------- -------------------
       Total Liabilities                          4                   5                   4                   4
                               -------------------- ------------------- ------------------- -------------------
NET ASSETS                                $ 488,461         $ 3,254,528         $ 7,669,580         $ 1,364,484
                               ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

   MIST SSGA GROWTH           MIST SSGA  MIST T. ROWE PRICE           MSF ARTIO MSF BARCLAYS CAPITAL       MSF BLACKROCK
     AND INCOME ETF          GROWTH ETF      MID CAP GROWTH INTERNATIONAL STOCK AGGREGATE BOND INDEX   AGGRESSIVE GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
        $ 3,104,081         $ 3,359,149         $ 2,334,254           $ 966,101          $ 5,678,851         $ 1,596,549
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
          3,104,081           3,359,149           2,334,254             966,101            5,678,851           1,596,549
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
                  4                   4                   4                   3                    4                   5
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
                  4                   4                   4                   3                    4                   5
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
        $ 3,104,077         $ 3,359,145         $ 2,334,250           $ 966,098          $ 5,678,847         $ 1,596,544
=================== =================== =================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                                           MSF
                                     MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK    BLACKROCK LEGACY
                                       BOND INCOME         DIVERSIFIED     LARGE CAP VALUE    LARGE CAP GROWTH
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,344,608           $ 720,674         $ 3,046,457           $ 845,095
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,344,608             720,674           3,046,457             845,095
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,344,604           $ 720,671         $ 3,046,453           $ 845,091
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MSF DAVIS              MSF FI        MSF JENNISON   MSF LOOMIS SAYLES   MSF LOOMIS SAYLES     MSF MET/ARTISAN
      VENTURE VALUE       VALUE LEADERS              GROWTH      SMALL CAP CORE    SMALL CAP GROWTH       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 5,872,931           $ 373,240           $ 369,290         $ 1,988,187           $ 657,244         $ 1,113,171
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          5,872,931             373,240             369,290           1,988,187             657,244           1,113,171
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  5                   3                   4                   1                   4                   3
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  5                   3                   4                   1                   4                   3
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 5,872,926           $ 373,237           $ 369,286         $ 1,988,186           $ 657,240         $ 1,113,168
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                       MSF METLIFE         MSF METLIFE
                                      CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE         MSF METLIFE
                                        ALLOCATION MODERATE ALLOCATION MID CAP STOCK INDEX MODERATE ALLOCATION
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,680,141         $ 2,458,904         $ 2,850,580        $ 15,062,202
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,680,141           2,458,904           2,850,580          15,062,202
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,680,137         $ 2,458,901         $ 2,850,576        $ 15,062,198
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MSF METLIFE                                                                             MSF
          MODERATE TO         MSF METLIFE             MSF MFS                          MORGAN STANLEY       MSF NEUBERGER
AGGRESSIVE ALLOCATION         STOCK INDEX        TOTAL RETURN       MSF MFS VALUE          EAFE INDEX      BERMAN GENESIS
  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         $ 31,417,630        $ 13,565,955         $ 1,091,849           $ 663,018         $ 4,376,227         $ 1,107,738
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           31,417,630          13,565,955           1,091,849             663,018           4,376,227           1,107,738
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                    5                   3                   3                   4                   4                   4
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                    5                   3                   3                   4                   4                   4
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         $ 31,417,625        $ 13,565,952         $ 1,091,846           $ 663,014         $ 4,376,223         $ 1,107,734
===================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                               MSF
                                  NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF   MSF T. ROWE PRICE
                                     MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX    LARGE CAP GROWTH
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 2,726,463         $ 1,893,291         $ 2,337,555           $ 897,929
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      2,726,463           1,893,291           2,337,555             897,929
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           5                   5                   4                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         5                   5                   4                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 2,726,458         $ 1,893,286         $ 2,337,551           $ 897,925
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                           MSF WESTERN ASSET   MSF WESTERN ASSET
  MSF T. ROWE PRICE  MSF VAN ECK GLOBAL MANAGEMENT STRATEGIC          MANAGEMENT
   SMALL CAP GROWTH   NATURAL RESOURCES   BOND OPPORTUNITIES     U.S. GOVERNMENT
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- -------------------
        $ 1,289,019           $ 163,582          $ 1,265,602         $ 1,154,360
------------------- ------------------- -------------------- -------------------
          1,289,019             163,582            1,265,602           1,154,360
------------------- ------------------- -------------------- -------------------
                  4                  --                    4                   4
------------------- ------------------- -------------------- -------------------
                  4                  --                    4                   4
------------------- ------------------- -------------------- -------------------
        $ 1,289,015           $ 163,582          $ 1,265,598         $ 1,154,356
=================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    AMERICAN FUNDS
                                                AMERICAN FUNDS        GLOBAL SMALL         AMERICAN FUNDS         AMERICAN FUNDS
                                                          BOND      CAPITALIZATION                 GROWTH          GROWTH-INCOME
                                           INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ------------------- ---------------------- ---------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                        $ 63,899            $ 75,617               $ 80,100              $ 124,761
                                           ------------------- ---------------------- ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                  --                     --                     --
     Realized gains (losses) on sale of
        investments                                     16,138              32,186                 78,086                 30,600
                                           ------------------- ---------------------- ---------------------- ----------------------
           Net realized gains (losses)                  16,138              32,186                 78,086                 30,600
                                           ------------------- ---------------------- ---------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                                  39,251          (1,317,626)              (769,820)              (319,991)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net realized and change in unrealized
        gains (losses) on investments                   55,389          (1,285,440)              (691,734)              (289,391)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ 119,288        $ (1,209,823)            $ (611,634)            $ (164,630)
                                           =================== ====================== ====================== ======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

               MIST                   MIST                   MIST
     AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS         MIST BLACKROCK           MIST CLARION         MIST DREMAN
BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION         LARGE CAP CORE     GLOBAL REAL ESTATE     SMALL CAP VALUE
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ---------------------- ------------------- --------------------
           $ 19,074               $ 70,423               $ 30,141                $ 6,295              $ 102,012            $ 7,112
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
                711                     --                  8,109                     --                     --                 --
              5,583                 17,380                  6,974                  6,071                 18,809             (7,919)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
              6,294                 17,380                 15,083                  6,071                 18,809             (7,919)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
            (53,654)              (332,196)               (46,833)               (18,376)              (281,120)           (63,277)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
            (47,360)              (314,816)               (31,750)               (12,305)              (262,311)           (71,196)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
          $ (28,286)            $ (244,393)              $ (1,609)              $ (6,010)            $ (160,299)          $(64,084)
====================== ====================== ====================== ====================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                          MIST
                                                HARRIS OAKMARK           MIST INVESCO             MIST JANUS                   MIST
                                                 INTERNATIONAL       SMALL CAP GROWTH                  FORTY         LAZARD MID CAP
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
     Dividends                                         $ 1,143                   $ --               $ 87,219                $ 5,697
                                           ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                      5,520                 13,035                 21,492                  4,159
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                   5,520                 13,035                 21,492                  4,159
                                           ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                (720,485)               (21,331)              (520,336)               (44,350)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net realized and change in unrealized
        gains (losses) on investments                 (714,965)                (8,296)              (498,844)               (40,191)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (713,822)              $ (8,296)            $ (411,625)             $ (34,494)
                                           ====================== ====================== ====================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

    MIST LEGG MASON                                                                        MIST MET/FRANKLIN                   MIST
        CLEARBRIDGE       MIST LORD ABBETT                   MIST      MIST MET/FRANKLIN  TEMPLETON FOUNDING          MET/TEMPLETON
  AGGRESSIVE GROWTH         BOND DEBENTURE    MET/FRANKLIN INCOME          MUTUAL SHARES            STRATEGY                 GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
              $ 522              $ 110,084               $ 41,388               $ 47,861            $ 28,096               $ 14,981
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
                 --                     --                 24,889                 89,715               1,426                     --
              3,653                 11,958                 10,719                  7,848              10,536                 14,081
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
              3,653                 11,958                 35,608                 97,563              11,962                 14,081
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
            (41,900)               (43,996)                (5,101)                91,827            (265,444)              (114,590)
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
            (38,247)               (32,038)                30,507                189,390            (253,482)              (100,509)
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
          $ (37,725)              $ 78,046               $ 71,895              $ 237,251          $ (225,386)             $ (85,528)
====================== ====================== ====================== =================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                            MIST         MIST MORGAN
                                                      MIST METLIFE        MIST MFS EMERGING         MFS RESEARCH     STANLEY MID CAP
                                               AGGRESSIVE STRATEGY           MARKETS EQUITY        INTERNATIONAL              GROWTH
                                           INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)  INVESTMENT DIVISION INVESTMENT DIVISION
                                           ------------------------ ------------------------ ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                                $ --                     $ --            $ 57,738           $ 8,223
                                           ------------------------ ------------------------ ------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --                       --                  --            28,979
     Realized gains (losses) on sale of
        investments                                        (52,411)                    (308)             31,837            15,918
                                           ------------------------ ------------------------ ------------------- -------------------
           Net realized gains (losses)                     (52,411)                    (308)             31,837            44,897
                                           ------------------------ ------------------------ ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                  (1,002,368)                  (9,033)           (410,765)         (168,793)
                                           ------------------------ ------------------------ ------------------- -------------------
     Net realized and change in unrealized
        gains (losses) on investments                   (1,054,779)                  (9,341)           (378,928)         (123,896)
                                           ------------------------ ------------------------ ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (1,054,779)                $ (9,341)         $ (321,190)       $ (115,673)
                                           ======================== ======================== =================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                       MIST
    MIST OPPENHEIMER        PIMCO INFLATION          MIST PIMCO               MIST RCM       MIST SSGA GROWTH            MIST SSGA
CAPITAL APPRECIATION         PROTECTED BOND        TOTAL RETURN             TECHNOLOGY         AND INCOME ETF           GROWTH ETF
 INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
             $ 1,354               $ 47,303           $ 182,352                   $ --               $ 36,213             $ 38,077
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
                  --                121,509             196,174                     --                 36,169                   --
               7,700                 41,584               3,963                 43,385                  7,592               16,603
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
               7,700                163,093             200,137                 43,385                 43,761               16,603
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
             (13,898)                92,486            (169,823)              (196,944)               (55,609)            (128,276)
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
              (6,198)               255,579              30,314               (153,559)               (11,848)            (111,673)
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
            $ (4,844)             $ 302,882           $ 212,666             $ (153,559)              $ 24,365            $ (73,596)
======================= =================== ====================== ====================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                          MSF
                                            MIST T. ROWE PRICE              MSF ARTIO        BARCLAYS CAPITAL       MSF BLACKROCK
                                                MID CAP GROWTH    INTERNATIONAL STOCK    AGGREGATE BOND INDEX   AGGRESSIVE GROWTH
                                           INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION
                                           ---------------------- ---------------------- -------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                            $ --               $ 16,467               $ 171,189             $ 4,115
                                           ---------------------- ---------------------- -------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                        48,182                     --                      --                  --
     Realized gains (losses) on sale of
        investments                                     34,011                  5,355                  26,452              14,854
                                           ---------------------- ---------------------- -------------------- ----------------------
           Net realized gains (losses)                  82,193                  5,355                  26,452              14,854
                                           ---------------------- ---------------------- -------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                                (123,812)              (232,257)                178,816             (68,758)
                                           ---------------------- ---------------------- -------------------- ----------------------
     Net realized and change in unrealized
        gains (losses) on investments                  (41,619)              (226,902)                205,268             (53,904)
                                           ---------------------- ---------------------- -------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (41,619)            $ (210,435)              $ 376,457           $ (49,789)
                                           ====================== ====================== ==================== ======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                               MSF
      MSF BLACKROCK       MSF BLACKROCK          MSF BLACKROCK    BLACKROCK LEGACY              MSF DAVIS                 MSF FI
        BOND INCOME         DIVERSIFIED        LARGE CAP VALUE    LARGE CAP GROWTH          VENTURE VALUE          VALUE LEADERS
INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
           $ 43,227            $ 14,388               $ 27,669             $ 1,302               $ 59,247                $ 3,444
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
                 --                  --                     --                  --                     --                     --
              5,568              16,055                 10,264               7,507                 25,021                  3,004
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
              5,568              16,055                 10,264               7,507                 25,021                  3,004
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
             25,801              (8,996)                14,419             (80,986)              (319,177)               (29,342)
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
             31,369               7,059                 24,683             (73,479)              (294,156)               (26,338)
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
           $ 74,596            $ 21,447               $ 52,352           $ (72,177)            $ (234,909)             $ (22,894)
=================== ====================== =================== ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                           MSF      MSF LOOMIS SAYLES      MSF LOOMIS SAYLES        MSF MET/ARTISAN
                                               JENNISON GROWTH         SMALL CAP CORE       SMALL CAP GROWTH          MID CAP VALUE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                           $ 650                $ 1,798                   $ --                $ 8,760
                                           ---------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                      8,117                 52,760                 18,452                 10,105
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                   8,117                 52,760                 18,452                 10,105
                                           ---------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 (11,405)               (44,553)                (7,351)                40,450
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net realized and change in unrealized
        gains (losses) on investments                   (3,288)                 8,207                 11,101                 50,555
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (2,638)              $ 10,005               $ 11,101               $ 59,315
                                           ====================== ====================== ====================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

        MSF METLIFE            MSF METLIFE                                                        MSF METLIFE
       CONSERVATIVE        CONSERVATIVE TO            MSF METLIFE          MSF METLIFE            MODERATE TO          MSF METLIFE
         ALLOCATION    MODERATE ALLOCATION    MID CAP STOCK INDEX  MODERATE ALLOCATION  AGGRESSIVE ALLOCATION          STOCK INDEX
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
           $ 34,182              $ 126,352               $ 19,518            $ 212,217              $ 431,624            $ 181,466
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
                 --                     --                 89,596                   --                     --               66,780
             26,064                537,268                 24,019              139,382                144,836               58,757
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
             26,064                537,268                113,615              139,382                144,836              125,537
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
            (11,420)              (475,414)              (175,367)            (546,341)            (1,824,497)             (93,809)
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
             14,644                 61,854                (61,752)            (406,959)            (1,679,661)              31,728
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
           $ 48,826              $ 188,206              $ (42,234)          $ (194,742)          $ (1,248,037)           $ 213,194
====================== ====================== ==================== ==================== ====================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                         MSF
                                                       MSF MFS                                MORGAN STANLEY          MSF NEUBERGER
                                                  TOTAL RETURN          MSF MFS VALUE             EAFE INDEX         BERMAN GENESIS
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                        $ 24,397                $ 7,407               $ 88,701                $ 6,853
                                           ---------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                      6,395                  5,473                   (611)                17,184
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                   6,395                  5,473                   (611)                17,184
                                           ---------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 (10,544)                (6,092)              (614,081)                29,002
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net realized and change in unrealized
        gains (losses) on investments                   (4,149)                  (619)              (614,692)                46,186
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                     $ 20,248                $ 6,788             $ (525,991)              $ 53,039
                                           ====================== ====================== ====================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                MSF
   NEUBERGER BERMAN        MSF OPPENHEIMER                  MSF    MSF T. ROWE PRICE    MSF T. ROWE PRICE       MSF VAN ECK GLOBAL
      MID CAP VALUE          GLOBAL EQUITY   RUSSELL 2000 INDEX     LARGE CAP GROWTH     SMALL CAP GROWTH        NATURAL RESOURCES
INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (a)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
           $ 18,690               $ 34,012             $ 20,458                $ 575                 $ --                     $ --
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
                 --                     --                   --                   --                   --                       --
             26,383                 15,841               99,504                4,460               53,352                   (6,649)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
             26,383                 15,841               99,504                4,460               53,352                   (6,649)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
           (214,043)              (216,745)            (186,179)             (20,646)             (46,704)                 (10,298)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
           (187,660)              (200,904)             (86,675)             (16,186)               6,648                  (16,947)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
         $ (168,970)            $ (166,892)           $ (66,217)           $ (15,611)             $ 6,648                $ (16,947)
====================== ==================== ==================== ==================== ==================== =========================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                        MSF WESTERN ASSET   MSF WESTERN ASSET
                                                                     MANAGEMENT STRATEGIC          MANAGEMENT
                                                                       BOND OPPORTUNITIES     U.S. GOVERNMENT
                                                                      INVESTMENT DIVISION INVESTMENT DIVISION
                                                                     -------------------- -------------------
INVESTMENT INCOME:
     Dividends                                                                   $ 48,071            $ 15,393
                                                                     -------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                                       --              35,327
     Realized gains (losses) on sale of investments                                10,730               5,057
                                                                     -------------------- -------------------
        Net realized gains (losses)                                                10,730              40,384
                                                                     -------------------- -------------------
     Change in unrealized gains (losses) on investments                             2,088               2,318
                                                                     -------------------- -------------------
     Net realized and change in unrealized gains (losses) on
       investments                                                                 12,818              42,702
                                                                     -------------------- -------------------
     Net increase (decrease) in net assets resulting from operations             $ 60,889            $ 58,095
                                                                     ==================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                               AMERICAN FUNDS
                                           AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION           AMERICAN FUNDS GROWTH
                                           INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
                                    ----------------------------- ------------------------------ -------------------------------
                                           2011           2010           2011            2010            2011            2010
                                    -------------- -------------- -------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 63,899       $ 48,014       $ 75,617        $ 65,686        $ 80,100        $ 63,319
  Net realized gains (losses)            16,138         34,627         32,186          61,333          78,086          33,032
  Change in unrealized gains
     (losses) on investments             39,251          6,372     (1,317,626)        701,675        (769,820)      1,408,244
                                    -------------- -------------- -------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                  119,288         89,013     (1,209,823)        828,694        (611,634)      1,504,595
                                    -------------- -------------- -------------- --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 676,758        574,788      2,282,463       1,821,236       4,528,575       3,348,436
  Net transfers (including
     fixed account)                     (60,786)       285,934        473,687         418,618         836,794       1,071,458
  Policy charges                       (198,624)      (163,833)      (703,923)       (538,700)     (1,485,632)     (1,047,631)
  Transfers for policy benefits
     and terminations                   (44,773)       (25,925)      (241,841)       (144,333)       (349,040)       (214,633)
                                    -------------- -------------- -------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              372,575        670,964      1,810,386       1,556,821       3,530,697       3,157,630
                                    -------------- -------------- -------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                    491,863        759,977        600,563       2,385,515       2,919,063       4,662,225
NET ASSETS:
  Beginning of period                 1,651,937        891,960      5,103,444       2,717,929      10,241,747       5,579,522
                                    -------------- -------------- -------------- --------------- --------------- ---------------
  End of period                     $ 2,143,800    $ 1,651,937    $ 5,704,007     $ 5,103,444    $ 13,160,810    $ 10,241,747
                                    ============== ============== ============== =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                       MIST AMERICAN FUNDS           MIST AMERICAN FUNDS           MIST AMERICAN FUNDS
AMERICAN FUNDS GROWTH-INCOME           BALANCED ALLOCATION             GROWTH ALLOCATION           MODERATE ALLOCATION
         INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------------- ----------------------------- ----------------------------- -----------------------------
       2011             2010           2011           2010           2011           2010           2011           2010
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  $ 124,761         $ 78,227       $ 19,074        $ 7,058       $ 70,423       $ 32,060       $ 30,141       $ 12,518
     30,600           17,518          6,294          6,546         17,380         22,029         15,083          6,307
   (319,991)         480,311        (53,654)        82,402       (332,196)       432,995        (46,833)        82,692
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
   (164,630)         576,056        (28,286)        96,006       (244,393)       487,084         (1,609)       101,517
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  2,386,331        1,983,875        485,748        305,670      1,983,462      1,578,461      1,230,183        636,302
    726,334          816,808        210,509        393,724        783,823        593,281        226,758        264,790
   (770,205)        (571,179)      (154,586)      (105,509)      (697,202)      (492,802)      (389,412)      (182,802)
   (190,569)        (128,473)       (35,934)       (21,183)      (198,586)       (80,032)       (27,719)       (41,879)
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  2,151,891        2,101,031        505,737        572,702      1,871,497      1,598,908      1,039,810        676,411
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  1,987,261        2,677,087        477,451        668,708      1,627,104      2,085,992      1,038,201        777,928
  5,988,288        3,311,201      1,061,980        393,272      4,399,529      2,313,537      1,349,422        571,494
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
$ 7,975,549      $ 5,988,288    $ 1,539,431    $ 1,061,980    $ 6,026,633    $ 4,399,529    $ 2,387,623    $ 1,349,422
============== ================ ============== ============== ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                    MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE    MIST DREMAN SMALL CAP VALUE
                                              INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
                                    -------------------------------- ---------------------------------- ----------------------------
                                         2011                2010           2011                2010         2011              2010
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 6,295             $ 4,100      $ 102,012           $ 109,654      $ 7,112           $ 1,673
  Net realized gains (losses)           6,071               6,479         18,809               9,618       (7,919)            6,173
  Change in unrealized gains
     (losses) on investments          (18,376)             38,134       (281,120)            137,101      (63,277)           44,247
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (6,010)             48,713       (160,299)            256,373      (64,084)           52,093
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               264,056             202,975      1,152,774             905,150      163,690            77,707
  Net transfers (including
     fixed account)                   109,721              12,472        239,060             189,977      122,603           123,238
  Policy charges                      (83,446)            (56,545)      (332,243)           (218,070)     (37,830)          (21,100)
  Transfers for policy benefits
     and terminations                 (15,524)            (13,777)      (115,329)            (50,003)      (9,470)               --
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            274,807             145,125        944,262             827,054      238,993           179,845
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
     Net increase (decrease)
       in net assets                  268,797             193,838        783,963           1,083,427      174,909           231,938
NET ASSETS:
  Beginning of period                 456,394             262,556      2,173,006           1,089,579      372,190           140,252
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
  End of period                     $ 725,191           $ 456,394    $ 2,956,969         $ 2,173,006    $ 547,099         $ 372,190
                                    ============ =================== ============== =================== ============ ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

               MIST HARRIS                MIST INVESCO
     OAKMARK INTERNATIONAL            SMALL CAP GROWTH              MIST JANUS FORTY       MIST LAZARD MID CAP
       INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION       INVESTMENT DIVISION
----------------------------- --------------------------- ----------------------------- -------------------------
       2011           2010         2011           2010           2011           2010         2011         2010
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
    $ 1,143       $ 42,395         $ --           $ --       $ 87,219       $ 48,377      $ 5,697      $ 4,515
      5,520         21,431       13,035          1,979         21,492         23,812        4,159       10,389
   (720,485)       357,330      (21,331)        72,339       (520,336)       307,469      (44,350)      78,425
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
   (713,822)       421,156       (8,296)        74,318       (411,625)       379,658      (34,494)      93,329
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
  1,699,851        980,757      189,031         87,734      2,083,966      1,674,093      177,851      150,340
    760,515        906,180       71,485        234,949        217,663        706,610       94,163        9,528
   (464,676)      (272,387)     (60,391)       (31,462)      (647,629)      (515,053)     (59,248)     (45,037)
   (127,574)       (31,481)      (9,546)        (4,362)      (193,560)      (108,463)     (13,645)     (15,290)
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
  1,868,116      1,583,069      190,579        286,859      1,460,440      1,757,187      199,121       99,541
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
  1,154,294      2,004,225      182,283        361,177      1,048,815      2,136,845      164,627      192,870
  3,620,529      1,616,304      528,466        167,289      4,408,859      2,272,014      541,591      348,721
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
$ 4,774,823    $ 3,620,529    $ 710,749      $ 528,466    $ 5,457,674    $ 4,408,859    $ 706,218    $ 541,591
============== ============== ============ ============== ============== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                  MIST LEGG MASON              MIST LORD ABBETT
                                    CLEARBRIDGE AGGRESSIVE GROWTH                BOND DEBENTURE     MIST MET/FRANKLIN INCOME
                                              INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                    -------------------------------- ----------------------------- ----------------------------
                                           2011              2010           2011           2010            2011         2010
                                    -------------- ----------------- -------------- -------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)            $ 522             $ 156      $ 110,084       $ 62,876        $ 41,388     $ 21,552
  Net realized gains (losses)             3,653             2,060         11,958          8,873          35,608       24,656
  Change in unrealized gains
     (losses) on investments            (41,900)           63,070        (43,996)        67,975          (5,101)      22,849
                                    -------------- ----------------- -------------- -------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (37,725)           65,286         78,046        139,724          71,895       69,057
                                    -------------- ----------------- -------------- -------------- --------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 334,731            70,887        695,328        413,311      19,547,234      165,352
  Net transfers (including
     fixed account)                     623,971            72,339        223,232        287,381         262,550      246,937
  Policy charges                        (86,065)          (23,307)      (186,730)      (120,058)       (150,756)     (61,891)
  Transfers for policy benefits
     and terminations                   (13,567)           (3,062)       (33,664)       (27,874)       (152,347)      (4,112)
                                    -------------- ----------------- -------------- -------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              859,070           116,857        698,166        552,760      19,506,681      346,286
                                    -------------- ----------------- -------------- -------------- --------------- ------------
     Net increase (decrease)
       in net assets                    821,345           182,143        776,212        692,484      19,578,576      415,343
NET ASSETS:
  Beginning of period                   386,892           204,749      1,474,009        781,525         736,310      320,967
                                    -------------- ----------------- -------------- -------------- --------------- ------------
  End of period                     $ 1,208,237         $ 386,892    $ 2,250,221    $ 1,474,009    $ 20,314,886    $ 736,310
                                    ============== ================= ============== ============== =============== ============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                           MIST METLIFE          MIST MFS
                                                                                             AGGRESSIVE          EMERGING
          MIST MET/FRANKLIN              MIST MET/FRANKLIN                                     STRATEGY    MARKETS EQUITY
              MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH      INVESTMENT        INVESTMENT
        INVESTMENT DIVISION            INVESTMENT DIVISION          INVESTMENT DIVISION        DIVISION          DIVISION
------------------------------ ------------------------------ ---------------------------- --------------- -----------------
        2011           2010            2011           2010           2011          2010         2011 (a)          2011 (a)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
    $ 47,861           $ --        $ 28,096           $ --       $ 14,981       $ 7,370            $ --              $ --
      97,563         17,844          11,962          6,741         14,081         5,111         (52,411)             (308)
      91,827         99,414        (265,444)       106,799       (114,590)       54,890      (1,002,368)           (9,033)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
     237,251        117,258        (225,386)       113,540        (85,528)       67,371      (1,054,779)           (9,341)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
  19,726,232        407,124      19,922,266        230,865        396,745       313,894       2,178,723            36,168
     189,114        271,497         251,870        201,593         72,687       115,652       7,698,385           104,035
    (167,016)       (87,397)       (157,236)       (70,718)       (89,898)      (67,043)       (733,737)           (6,364)
    (212,996)        (7,981)       (278,687)       (50,829)        (3,270)      (12,172)       (258,329)             (280)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
  19,535,334        583,243      19,738,213        310,911        376,264       350,331       8,885,042           133,559
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
  19,772,585        700,501      19,512,827        424,451        290,736       417,702       7,830,263           124,218
   1,319,601        619,100       1,277,107        852,656        856,989       439,287              --                --
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
$ 21,092,186    $ 1,319,601    $ 20,789,934    $ 1,277,107    $ 1,147,725     $ 856,989     $ 7,830,263         $ 124,218
=============== ============== =============== ============== ============== ============= =============== =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                            MIST MORGAN STANLEY          MIST OPPENHEIMER
                                    MIST MFS RESEARCH INTERNATIONAL              MID CAP GROWTH      CAPITAL APPRECIATION
                                                INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                                    ---------------------------------- --------------------------- -------------------------
                                           2011                2010           2011         2010         2011         2010
                                    -------------- ------------------- -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 57,738            $ 32,893        $ 8,223        $ 560      $ 1,354      $ 1,326
  Net realized gains (losses)            31,837              13,772         44,897        3,268        7,700        2,358
  Change in unrealized gains
     (losses) on investments           (410,765)            214,209       (168,793)     172,645      (13,898)      26,794
                                    -------------- ------------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (321,190)            260,874       (115,673)     176,473       (4,844)      30,478
                                    -------------- ------------------- -------------- ------------ ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 810,768             706,151        403,876      218,544      219,966      136,536
  Net transfers (including
     fixed account)                     227,991             398,427        257,682      441,938       34,153       40,174
  Policy charges                       (268,198)           (209,617)      (119,210)     (58,308)     (69,198)     (46,183)
  Transfers for policy benefits
     and terminations                   (64,826)            (67,656)       (19,167)      (4,892)     (19,957)      (9,809)
                                    -------------- ------------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              705,735             827,305        523,181      597,282      164,964      120,718
                                    -------------- ------------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets                    384,545           1,088,179        407,508      773,755      160,120      151,196
NET ASSETS:
  Beginning of period                 2,567,534           1,479,355        969,628      195,873      328,341      177,145
                                    -------------- ------------------- -------------- ------------ ------------ ------------
  End of period                     $ 2,952,079         $ 2,567,534    $ 1,377,136    $ 969,628    $ 488,461    $ 328,341
                                    ============== =================== ============== ============ ============ ============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                MIST PIMCO                                                                      MIST SSGA GROWTH AND
  INFLATION PROTECTED BOND       MIST PIMCO TOTAL RETURN           MIST RCM TECHNOLOGY                    INCOME ETF
       INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------------- ----------------------------- ----------------------------- -----------------------------
       2011           2010           2011           2010           2011           2010           2011           2010
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
   $ 47,303       $ 42,789      $ 182,352      $ 124,117           $ --           $ --       $ 36,213       $ 12,623
    163,093         58,510        200,137         31,020         43,385         23,501         43,761          4,042
     92,486         33,156       (169,823)       108,009       (196,944)       183,370        (55,609)       129,155
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    302,882        134,455        212,666        263,146       (153,559)       206,871         24,365        145,820
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    819,775        783,151      2,196,459      1,599,161        585,091        373,158      1,118,721        846,122
    150,410        486,521        823,133      1,568,182        189,338         98,654        754,259        377,651
   (333,288)      (244,524)      (726,944)      (456,882)      (179,896)      (117,683)      (337,291)      (159,769)
   (126,975)       (70,417)      (308,287)       (96,846)       (93,469)       (29,597)       (87,900)       (10,793)
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    509,922        954,731      1,984,361      2,613,615        501,064        324,532      1,447,789      1,053,211
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    812,804      1,089,186      2,197,027      2,876,761        347,505        531,403      1,472,154      1,199,031
  2,441,724      1,352,538      5,472,553      2,595,792      1,016,979        485,576      1,631,923        432,892
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
$ 3,254,528    $ 2,441,724    $ 7,669,580    $ 5,472,553    $ 1,364,484    $ 1,016,979    $ 3,104,077    $ 1,631,923
============== ============== ============== ============== ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                          MIST T. ROWE PRICE
                                          MIST SSGA GROWTH ETF                MID CAP GROWTH    MSF ARTIO INTERNATIONAL STOCK
                                           INVESTMENT DIVISION           INVESTMENT DIVISION              INVESTMENT DIVISION
                                    ----------------------------- ----------------------------- --------------------------------
                                           2011           2010           2011           2010         2011                2010
                                    -------------- -------------- -------------- -------------- ------------ -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 38,077       $ 11,756           $ --           $ --     $ 16,467             $ 8,764
  Net realized gains (losses)            16,603         14,227         82,193         46,143        5,355               2,083
  Change in unrealized gains
     (losses) on investments           (128,276)       200,452       (123,812)       280,633     (232,257)             50,442
                                    -------------- -------------- -------------- -------------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (73,596)       226,435        (41,619)       326,776     (210,435)             61,289
                                    -------------- -------------- -------------- -------------- ------------ -------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,733,355        899,628        743,932        516,910      408,652             348,436
  Net transfers (including
     fixed account)                     361,884        538,663        297,659        135,848       99,796              74,225
  Policy charges                       (465,475)      (227,834)      (231,645)      (141,858)    (122,863)            (89,450)
  Transfers for policy benefits
     and terminations                   (99,125)       (21,547)       (82,149)       (32,830)     (47,345)            (36,245)
                                    -------------- -------------- -------------- -------------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            1,530,639      1,188,910        727,797        478,070      338,240             296,966
                                    -------------- -------------- -------------- -------------- ------------ -------------------
     Net increase (decrease)
       in net assets                  1,457,043      1,415,345        686,178        804,846      127,805             358,255
NET ASSETS:
  Beginning of period                 1,902,102        486,757      1,648,072        843,226      838,293             480,038
                                    -------------- -------------- -------------- -------------- ------------ -------------------
  End of period                     $ 3,359,145    $ 1,902,102    $ 2,334,250    $ 1,648,072    $ 966,098           $ 838,293
                                    ============== ============== ============== ============== ============ ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

      MSF BARCLAYS CAPITAL
      AGGREGATE BOND INDEX    MSF BLACKROCK AGGRESSIVE GROWTH     MSF BLACKROCK BOND INCOME    MSF BLACKROCK DIVERSIFIED
       INVESTMENT DIVISION                INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
----------------------------- ---------------------------------- ----------------------------- ----------------------------
       2011           2010           2011                2010           2011           2010         2011            2010
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  $ 171,189      $ 109,904        $ 4,115               $ 449       $ 43,227       $ 27,424     $ 14,388         $ 7,646
     26,452         10,292         14,854              13,597          5,568          3,289       16,055           2,932
    178,816         43,751        (68,758)            134,440         25,801         23,262       (8,996)         33,611
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
    376,457        163,947        (49,789)            148,486         74,596         53,975       21,447          44,189
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  2,209,169      1,685,670        547,768             415,479        429,653        365,411      276,497         214,183
    (28,793)       754,723        153,808             172,490         31,434        180,885      (18,370)         47,085
   (812,615)      (591,413)      (164,998)           (110,857)      (142,811)      (107,666)     (91,402)        (74,678)
   (215,523)      (186,486)       (42,203)            (23,046)       (50,427)       (17,004)     (26,469)         (9,637)
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  1,152,238      1,662,494        494,375             454,066        267,849        421,626      140,256         176,953
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  1,528,695      1,826,441        444,586             602,552        342,445        475,601      161,703         221,142
  4,150,152      2,323,711      1,151,958             549,406      1,002,159        526,558      558,968         337,826
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
$ 5,678,847    $ 4,150,152    $ 1,596,544         $ 1,151,958    $ 1,344,604    $ 1,002,159    $ 720,671       $ 558,968
============== ============== ============== =================== ============== ============== ============ ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                               MSF BLACKROCK
                                    MSF BLACKROCK LARGE CAP VALUE    LEGACY LARGE CAP GROWTH       MSF DAVIS VENTURE VALUE
                                              INVESTMENT DIVISION        INVESTMENT DIVISION           INVESTMENT DIVISION
                                    -------------------------------- -------------------------- -----------------------------
                                           2011              2010         2011          2010           2011           2010
                                    -------------- ----------------- ------------ ------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 27,669          $ 15,263      $ 1,302         $ 776       $ 59,247       $ 33,025
  Net realized gains (losses)            10,264             8,710        7,507        12,278         25,021         15,818
  Change in unrealized gains
     (losses) on investments             14,419           175,864      (80,986)       71,007       (319,177)       446,811
                                    -------------- ----------------- ------------ ------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   52,352           199,837      (72,177)       84,061       (234,909)       495,654
                                    -------------- ----------------- ------------ ------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 805,925           707,263      399,532       213,792      1,842,730      1,518,966
  Net transfers (including
     fixed account)                     290,038           336,320      152,236        (1,897)       285,093        548,804
  Policy charges                       (263,995)         (190,134)    (111,312)      (68,036)      (612,751)      (465,649)
  Transfers for policy benefits
     and terminations                   (75,196)          (55,082)     (40,778)      (13,635)      (193,315)       (99,563)
                                    -------------- ----------------- ------------ ------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              756,772           798,367      399,678       130,224      1,321,757      1,502,558
                                    -------------- ----------------- ------------ ------------- -------------- --------------
     Net increase (decrease)
       in net assets                    809,124           998,204      327,501       214,285      1,086,848      1,998,212
NET ASSETS:
  Beginning of period                 2,237,329         1,239,125      517,590       303,305      4,786,078      2,787,866
                                    -------------- ----------------- ------------ ------------- -------------- --------------
  End of period                     $ 3,046,453       $ 2,237,329    $ 845,091     $ 517,590    $ 5,872,926    $ 4,786,078
                                    ============== ================= ============ ============= ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                             MSF LOOMIS SAYLES         MSF LOOMIS SAYLES
  MSF FI VALUE LEADERS       MSF JENNISON GROWTH                SMALL CAP CORE          SMALL CAP GROWTH
   INVESTMENT DIVISION       INVESTMENT DIVISION           INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------- ------------------------- ----------------------------- -------------------------
     2011         2010         2011         2010           2011           2010         2011         2010
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  $ 3,444      $ 2,750        $ 650        $ 697        $ 1,798          $ 899         $ --         $ --
    3,004      115,566        8,117        5,469         52,760         23,491       18,452        2,159
  (29,342)     (41,409)     (11,405)      16,557        (44,553)       262,849       (7,351)      75,305
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  (22,894)      76,907       (2,638)      22,723         10,005        287,239       11,101       77,464
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  152,240      101,809      132,981       97,187        654,830        389,779      232,267      132,509
   34,542     (217,508)      81,331       19,532        142,244        178,144       45,915      127,855
  (50,350)     (20,162)     (36,936)     (20,007)      (198,824)      (136,920)     (66,238)     (39,220)
  (16,469)    (380,335)     (13,750)      (5,019)       (76,851)       (50,368)     (28,878)      (5,290)
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  119,963     (516,196)     163,626       91,693        521,399        380,635      183,066      215,854
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
   97,069     (439,289)     160,988      114,416        531,404        667,874      194,167      293,318
  276,168      715,457      208,298       93,882      1,456,782        788,908      463,073      169,755
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
$ 373,237    $ 276,168    $ 369,286    $ 208,298    $ 1,988,186    $ 1,456,782    $ 657,240    $ 463,073
============ ============ ============ ============ ============== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                             MSF MET/ARTISAN                   MSF METLIFE    MSF METLIFE CONSERVATIVE TO
                                               MID CAP VALUE       CONSERVATIVE ALLOCATION            MODERATE ALLOCATION
                                         INVESTMENT DIVISION           INVESTMENT DIVISION            INVESTMENT DIVISION
                                    --------------------------- ----------------------------- ------------------------------
                                           2011         2010           2011           2010           2011            2010
                                    -------------- ------------ -------------- -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ 8,760      $ 3,755       $ 34,182       $ 23,276      $ 126,352       $ 174,627
  Net realized gains (losses)            10,105       20,926         26,064         22,233        537,268          23,983
  Change in unrealized gains
     (losses) on investments             40,450       85,628        (11,420)        34,349       (475,414)        351,728
                                    -------------- ------------ -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                   59,315      110,309         48,826         79,858        188,206         550,338
                                    -------------- ------------ -------------- -------------- -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 294,271      301,098        412,753        446,677        879,080         947,789
  Net transfers (including
     fixed account)                      54,317       56,611        107,840        410,395        466,851         181,885
  Policy charges                        (91,000)     (71,699)      (166,443)      (113,440)      (310,901)       (326,065)
  Transfers for policy benefits
     and terminations                   (26,559)     (11,114)       (18,464)        (1,081)    (4,121,100)       (179,873)
                                    -------------- ------------ -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              231,029      274,896        335,686        742,551     (3,086,070)        623,736
                                    -------------- ------------ -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets                    290,344      385,205        384,512        822,409     (2,897,864)      1,174,074
NET ASSETS:
  Beginning of period                   822,824      437,619      1,295,625        473,216      5,356,765       4,182,691
                                    -------------- ------------ -------------- -------------- -------------- ---------------
  End of period                     $ 1,113,168    $ 822,824    $ 1,680,137    $ 1,295,625    $ 2,458,901     $ 5,356,765
                                    ============== ============ ============== ============== ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                              MSF METLIFE MODERATE
MSF METLIFE MID CAP STOCK INDEX    MSF METLIFE MODERATE ALLOCATION        TO AGGRESSIVE ALLOCATION        MSF METLIFE STOCK INDEX
            INVESTMENT DIVISION                INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
---------------------------------- ---------------------------------- ------------------------------- ------------------------------
       2011                2010            2011               2010            2011            2010            2011           2010
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
   $ 19,518            $ 12,745       $ 212,217          $ 183,065       $ 431,624       $ 379,278       $ 181,466      $ 115,505
    113,615              30,895         139,382             12,503         144,836         114,700         125,537         75,000
   (175,367)            331,762        (546,341)           887,147      (1,824,497)      2,337,910         (93,809)     1,030,287
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
    (42,234)            375,402        (194,742)         1,082,715      (1,248,037)      2,831,888         213,194      1,220,792
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
  1,125,391             809,871       5,253,208          3,488,169      11,359,454       9,205,230       5,106,146      4,194,067
    299,648             148,515       1,455,107          2,287,671       3,257,950       2,169,297         817,380      1,064,392
   (425,529)           (297,340)     (1,584,001)        (1,095,429)     (3,979,606)     (2,983,328)     (1,962,414)    (1,470,391)
    (96,567)            (75,457)       (654,641)          (203,839)     (1,770,157)       (898,135)       (579,116)      (458,118)
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
    902,943             585,589       4,469,673          4,476,572       8,867,641       7,493,064       3,381,996      3,329,950
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
    860,709             960,991       4,274,931          5,559,287       7,619,604      10,324,952       3,595,190      4,550,742
  1,989,867           1,028,876      10,787,267          5,227,980      23,798,021      13,473,069       9,970,762      5,420,020
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
$ 2,850,576         $ 1,989,867    $ 15,062,198       $ 10,787,267    $ 31,417,625    $ 23,798,021    $ 13,565,952    $ 9,970,762
============== =================== =============== ================== =============== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                        MSF MFS TOTAL RETURN             MSF MFS VALUE    MSF MORGAN STANLEY EAFE INDEX
                                         INVESTMENT DIVISION       INVESTMENT DIVISION              INVESTMENT DIVISION
                                    --------------------------- ------------------------- --------------------------------
                                           2011         2010         2011         2010           2011              2010
                                    -------------- ------------ ------------ ------------ -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 24,397     $ 15,365      $ 7,407      $ 4,168       $ 88,701          $ 61,204
  Net realized gains (losses)             6,395        2,282        5,473        4,966           (611)           19,393
  Change in unrealized gains
     (losses) on investments            (10,544)      42,200       (6,092)      30,194       (614,081)          213,063
                                    -------------- ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                   20,248       59,847        6,788       39,328       (525,991)          293,660
                                    -------------- ------------ ------------ ------------ -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 405,423      259,449      191,085      136,558      1,710,131         1,410,440
  Net transfers (including
     fixed account)                      46,168      212,676      137,528       25,010        623,580           401,862
  Policy charges                       (103,669)     (71,097)     (61,326)     (43,343)      (643,354)         (477,322)
  Transfers for policy benefits
     and terminations                  (112,199)     (12,383)     (18,790)      (7,097)      (159,681)         (114,304)
                                    -------------- ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              235,723      388,645      248,497      111,128      1,530,676         1,220,676
                                    -------------- ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets                    255,971      448,492      255,285      150,456      1,004,685         1,514,336
NET ASSETS:
  Beginning of period                   835,875      387,383      407,729      257,273      3,371,538         1,857,202
                                    -------------- ------------ ------------ ------------ -------------- -----------------
  End of period                     $ 1,091,846    $ 835,875    $ 663,014    $ 407,729    $ 4,376,223       $ 3,371,538
                                    ============== ============ ============ ============ ============== =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                      MSF NEUBERGER BERMAN
MSF NEUBERGER BERMAN GENESIS                 MID CAP VALUE    MSF OPPENHEIMER GLOBAL EQUITY        MSF RUSSELL 2000 INDEX
         INVESTMENT DIVISION           INVESTMENT DIVISION              INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------------- ----------------------------- -------------------------------- -----------------------------
       2011             2010           2011           2010           2011              2010           2011           2010
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    $ 6,853          $ 2,537       $ 18,690       $ 11,182       $ 34,012          $ 14,440       $ 20,458       $ 12,273
     17,184           11,140         26,383         47,640         15,841            19,806         99,504         56,964
     29,002          141,242       (214,043)       344,272       (216,745)          158,139       (186,179)       270,653
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
     53,039          154,919       (168,970)       403,094       (166,892)          192,385        (66,217)       339,890
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    312,412          313,804        965,287        635,862        656,998           427,996        879,105        713,618
     14,705           47,814        176,056        339,381        145,993           356,465        245,241        100,397
   (100,427)         (80,090)      (303,348)      (206,417)      (174,183)         (122,278)      (329,792)      (237,972)
    (21,105)         (24,228)      (110,591)       (43,991)      (121,551)          (35,222)       (76,916)       (67,710)
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    205,585          257,300        727,404        724,835        507,257           626,961        717,638        508,333
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    258,624          412,219        558,434      1,127,929        340,365           819,346        651,421        848,223
    849,110          436,891      2,168,024      1,040,095      1,552,921           733,575      1,686,130        837,907
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
$ 1,107,734        $ 849,110    $ 2,726,458    $ 2,168,024    $ 1,893,286       $ 1,552,921    $ 2,337,551    $ 1,686,130
============== ================ ============== ============== ============== ================= ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                              MSF VAN ECK
                                                                                                           GLOBAL NATURAL
                                                          MSF T. ROWE PRICE           MSF T. ROWE PRICE         RESOURCES
                                                           LARGE CAP GROWTH            SMALL CAP GROWTH        INVESTMENT
                                                        INVESTMENT DIVISION         INVESTMENT DIVISION          DIVISION
                                                     ------------------------- --------------------------- -----------------
                                                          2011         2010           2011         2010           2011 (a)
                                                     ------------ ------------ -------------- ------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 575        $ 911           $ --         $ --              $ --
  Net realized gains (losses)                            4,460       12,466         53,352       22,562            (6,649)
  Change in unrealized gains (losses)
     on investments                                    (20,646)      64,085        (46,704)     145,487           (10,298)
                                                     ------------ ------------ -------------- ------------ -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 (15,611)      77,462          6,648      168,049           (16,947)
                                                     ------------ ------------ -------------- ------------ -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         372,173      232,053        518,813      248,529            34,021
  Net transfers (including fixed account)              159,136       20,748        228,315       39,148           161,680
  Policy charges                                      (110,858)     (68,061)      (142,517)     (69,267)          (15,172)
  Transfers for policy benefits and terminations       (42,664)     (14,321)       (76,363)      (8,422)               --
                                                     ------------ ------------ -------------- ------------ -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        377,787      170,419        528,248      209,988           180,529
                                                     ------------ ------------ -------------- ------------ -----------------
     Net increase (decrease) in net assets             362,176      247,881        534,896      378,037           163,582
NET ASSETS:
  Beginning of period                                  535,749      287,868        754,119      376,082                --
                                                     ------------ ------------ -------------- ------------ -----------------
  End of period                                      $ 897,925    $ 535,749    $ 1,289,015    $ 754,119         $ 163,582
                                                     ============ ============ ============== ============ =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT
STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT
         INVESTMENT DIVISION             INVESTMENT DIVISION
------------------------------- -------------------------------
       2011             2010           2011             2010
-------------- ---------------- -------------- ----------------
   $ 48,071         $ 29,574       $ 15,393         $ 23,265
     10,730            2,853         40,384            4,102
      2,088           30,519          2,318           20,038
-------------- ---------------- -------------- ----------------
     60,889           62,946         58,095           47,405
-------------- ---------------- -------------- ----------------
    377,343          267,654        230,954          174,335
    163,334          240,088       (144,299)         255,262
   (122,009)         (80,846)       (93,015)         (71,286)
    (52,343)         (11,691)       (50,425)         (26,005)
-------------- ---------------- -------------- ----------------
    366,325          415,205        (56,785)         332,306
-------------- ---------------- -------------- ----------------
    427,214          478,151          1,310          379,711
    838,384          360,233      1,153,046          773,335
-------------- ---------------- -------------- ----------------
$ 1,265,598        $ 838,384    $ 1,154,356      $ 1,153,046
============== ================ ============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Separate Account commenced operations on
April 28, 2008. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2011:

American Funds Bond Investment Division
American Funds Global Small Capitalization
 Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
MIST American Funds Balanced Allocation Investment
 Division
MIST American Funds Growth Allocation
 Investment Division
MIST American Funds Moderate Allocation
 Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment
 Division
MIST Invesco Small Cap Growth Investment Division
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division
MIST Legg Mason ClearBridge Aggressive Growth
 Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment
 Division
MIST Met/Franklin Templeton Founding Strategy Investment
 Division
MIST Met/Templeton Growth Investment Division
MIST MetLife Aggressive Strategy Investment
 Division*
MIST MFS Emerging Markets Equity Investment
 Division*
MIST MFS Research International Investment
 Division
MIST Morgan Stanley Mid Cap Growth Investment
 Division
MIST Oppenheimer Capital Appreciation Investment
 Division
MIST PIMCO Inflation Protected Bond Investment
 Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MIST SSgA Growth and Income ETF Investment Division
MIST SSgA Growth ETF Investment Division
MIST T. Rowe Price Mid Cap Growth Investment
 Division
MSF Artio International Stock Investment Division
MSF Barclays Capital Aggregate Bond Index
 Investment Division
MSF BlackRock Aggressive Growth Investment
 Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment
 Division
MSF Davis Venture Value Investment Division
MSF FI Value Leaders Investment Division
MSF Jennison Growth Investment Division
MSF Loomis Sayles Small Cap Core Investment
 Division
MSF Loomis Sayles Small Cap Growth Investment
 Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF MetLife Conservative Allocation Investment
 Division
MSF MetLife Conservative to Moderate Allocation
 Investment Division
MSF MetLife Mid Cap Stock Index Investment
 Division
MSF MetLife Moderate Allocation Investment
 Division
MSF MetLife Moderate to Aggressive Allocation
 Investment Division
MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Genesis Investment Division
MSF Neuberger Berman Mid Cap Value Investment
 Division
MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment
 Division
MSF T. Rowe Price Small Cap Growth Investment
 Division
MSF Van Eck Global Natural Resources Investment
 Division*
MSF Western Asset Management Strategic Bond
 Opportunities Investment Division
MSF Western Asset Management U.S. Government
 Investment Division

*This Subaccount began operations during the year ended December 31, 2011

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2011:

MIST Legg Mason Value Equity Investment Division
MSF MetLife Aggressive Allocation Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2011:

MERGERS:

FORMER PORTFOLIO                                     NEW PORTFOLIO
(MIST) Legg Mason Value Equity Portfolio             (MIST) Legg Mason ClearBridge Aggressive Growth Portfolio

(MSF) MetLife Aggressive Allocation Portfolio        (MIST) MetLife Aggressive Strategy Portfolio

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level
1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The mortality and expense risk charge, which ranges from 0.05% to 0.60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $0.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.00 to $0.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                                FOR THE YEAR ENDED
                                                              AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                              ----------------------- ----------------------------
                                                                                            COST OF       PROCEEDS
                                                                 SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                              --------- ------------- ------------- --------------
American Funds Bond Investment Division                         197,222     2,061,731       751,850        315,374
American Funds Global Small Capitalization
  Investment Division                                           334,742     5,728,660     2,139,401        253,398
American Funds Growth Investment Division                       254,660    11,635,982     4,026,473        415,673
American Funds Growth-Income Investment Division                241,172     7,329,077     2,544,972        268,317
MIST American Funds Balanced Allocation
  Investment Division                                           161,705     1,476,126       648,232        122,720
MIST American Funds Growth Allocation
  Investment Division                                           684,845     5,573,102     2,061,716        119,796
MIST American Funds Moderate Allocation
  Investment Division                                           241,907     2,284,285     1,158,789         80,725
MIST BlackRock Large Cap Core Investment Division                83,837       669,517       354,410         73,306
MIST Clarion Global Real Estate Investment Division             317,271     2,915,105     1,280,452        234,175
MIST Dreman Small Cap Value Investment Division                  41,636       538,968       725,134        479,028
MIST Harris Oakmark International Investment Division           402,939     4,843,627     2,028,074        158,813
MIST Invesco Small Cap Growth Investment Division                50,515       638,986       261,240         70,658
MIST Janus Forty Investment Division                             85,745     5,281,427     1,948,367        400,704
MIST Lazard Mid Cap Investment Division                          65,756       621,395       227,005         22,184
MIST Legg Mason ClearBridge Aggressive Growth
  Investment Division                                           154,704     1,181,655     1,005,867        146,270
MIST Lord Abbett Bond Debenture Investment Division             175,799     2,132,121     1,051,244        242,991
MIST Met/Franklin Income Investment Division                  1,993,610    20,262,362    20,011,456        438,499
MIST Met/Franklin Mutual Shares Investment Division           2,584,827    20,783,976    19,806,464        133,573
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                         2,170,139    20,879,815    19,929,986        162,241
MIST Met/Templeton Growth Investment Division                   133,147     1,142,758       511,397        120,150
MIST MetLife Aggressive Strategy Investment Division (a)        867,139     8,832,632     9,430,892        545,850
MIST MFS Emerging Markets Equity Investment Division (a)         13,271       133,252       137,229          3,669
MIST MFS Research International Investment Division             326,919     2,929,849       991,700        228,226
MIST Morgan Stanley Mid Cap Growth Investment Division          127,751     1,344,388       670,678        112,478
MIST Oppenheimer Capital Appreciation Investment Division        80,207       438,392       212,123         45,803
MIST PIMCO Inflation Protected Bond Investment Division         273,260     3,039,991     1,596,960        918,293
MIST PIMCO Total Return Investment Division                     631,761     7,624,721     3,362,942      1,000,126
MIST RCM Technology Investment Division                         308,707     1,285,194       726,890        225,824
MIST SSgA Growth and Income ETF Investment Division             276,903     3,009,430     1,841,510        321,336
MIST SSgA Growth ETF Investment Division                        313,353     3,259,355     1,786,552        217,833
MIST T. Rowe Price Mid Cap Growth Investment Division           244,937     2,022,178       922,532        146,552
MSF Artio International Stock Investment Division               122,757     1,093,292       464,509        109,799
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                           490,401     5,425,548     2,057,475        734,047
MSF BlackRock Aggressive Growth Investment Division              61,264     1,419,150       582,754         84,261
MSF BlackRock Bond Income Investment Division                    12,124     1,281,566       474,637        163,558
MSF BlackRock Diversified Investment Division                    45,183       662,109       342,477        187,831
MSF BlackRock Large Cap Value Investment Division               294,059     2,741,644       849,134         64,691
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                            33,871       802,204       450,071         49,090
MSF Davis Venture Value Investment Division                     197,942     5,353,249     1,594,992        213,986
MSF FI Value Leaders Investment Division                          2,835       354,210       152,545         29,138
MSF Jennison Growth Investment Division                          30,419       348,606       227,769         63,490
MSF Loomis Sayles Small Cap Core Investment Division              8,873     1,639,580       742,539        219,341
MSF Loomis Sayles Small Cap Growth Investment Division           65,658       560,012       278,451         95,381
MSF Met/Artisan Mid Cap Value Investment Division                 6,218       919,497       291,208         51,415
MSF MetLife Conservative Allocation Investment Division         144,839     1,609,492       826,583        456,714

(a) For the period May 2, 2011 to December 31, 2011.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                       218,569     2,314,082     1,810,116      4,769,833
MSF MetLife Mid Cap Stock Index Investment Division         219,782     2,540,760     1,172,648        160,594
MSF MetLife Moderate Allocation Investment Division       1,390,785    14,121,922     5,866,581      1,184,687
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     3,023,833    29,139,461    10,597,830      1,298,565
MSF MetLife Stock Index Investment Division                 458,309    11,983,575     4,128,775        498,535
MSF MFS Total Return Investment Division                      8,420     1,020,141       366,430        106,310
MSF MFS Value Investment Division                            54,212       600,059       296,643         40,736
MSF Morgan Stanley EAFE Index Investment Division           428,202     4,562,344     1,761,321        141,941
MSF Neuberger Berman Genesis Investment Division             91,928       899,669       288,583         76,143
MSF Neuberger Berman Mid Cap Value Investment Division      146,426     2,386,127       875,055        128,955
MSF Oppenheimer Global Equity Investment Division           136,110     1,823,626       732,690        191,418
MSF Russell 2000 Index Investment Division                  184,641     2,140,093     1,384,964        646,866
MSF T. Rowe Price Large Cap Growth Investment Division       60,385       804,482       403,389         25,025
MSF T. Rowe Price Small Cap Growth Investment Division       77,279     1,118,521       919,858        391,608
MSF Van Eck Global Natural Resources
  Investment Division (a)                                    12,099       173,880       270,669         90,139
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                        97,279     1,196,534       615,621        201,223
MSF Western Asset Management U.S. Government
  Investment Division                                        94,542     1,129,121       260,960        267,022

(a) For the period May 2, 2011 to December 31, 2011.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                   AMERICAN FUNDS
                               AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION    AMERICAN FUNDS GROWTH
                               INVESTMENT DIVISION            INVESTMENT DIVISION      INVESTMENT DIVISION
                               ---------------------- ------------------------------ ------------------------
                                  2011        2010       2011                2010      2011           2010
                               ---------- ----------- ---------- ------------------- --------- --------------
Units beginning of year         82,577      47,461    137,430              89,595    44,761         28,940
Units issued and transferred
  from other funding options    33,601     131,426     60,175             187,263    17,130         56,894
Units redeemed and transferred
  to other funding options     (15,177)    (96,310)    (7,636)           (139,428)   (1,803)       (41,073)
                               ---------- ----------- ---------- ------------------- --------- --------------
Units end of year              101,001      82,577    189,969             137,430    60,088         44,761
                               ========== =========== ========== =================== ========= ==============

                               MIST AMERICAN FUNDS         MIST BLACKROCK    MIST CLARION GLOBAL
                               MODERATE ALLOCATION         LARGE CAP CORE            REAL ESTATE
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                  2011        2010      2011         2010       2011        2010
                               ---------- ----------- --------- ------------ ---------- -----------
Units beginning of year        127,253      59,365    39,355       25,503    136,639      79,668
Units issued and transferred
  from other funding options   105,012     176,074    29,580       55,252     74,418     184,606
Units redeemed and transferred
  to other funding options      (8,097)   (108,186)   (6,685)     (41,400)   (14,765)   (127,635)
                               ---------- ----------- --------- ------------ ---------- -----------
Units end of year              224,168     127,253    62,250       39,355    196,292     136,639
                               ========== =========== ========= ============ ========== ===========

                                                                                 MIST LEGG MASON
                                                                                     CLEARBRIDGE
                                  MIST JANUS FORTY    MIST LAZARD MID CAP      AGGRESSIVE GROWTH
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                 2011         2010      2011         2010       2011        2010
                               --------- ------------ --------- ------------ ---------- -----------
Units beginning of year        12,419        7,019    29,867       23,703     42,730      28,053
Units issued and transferred
  from other funding options    5,371       16,112    12,405       40,940    101,944      36,540
Units redeemed and transferred
  to other funding options     (1,202)     (10,712)   (1,219)     (34,776)   (15,807)    (21,863)
                               --------- ------------ --------- ------------ ---------- -----------
Units end of year              16,588       12,419    41,053       29,867    128,867      42,730
                               ========= ============ ========= ============ ========== ===========

                                  MIST MET/FRANKLIN
                                          TEMPLETON     MIST MET/TEMPLETON           MIST METLIFE
                                  FOUNDING STRATEGY                 GROWTH    AGGRESSIVE STRATEGY
                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ---------------------- ----------------------
                                    2011       2010       2011        2010                2011 (a)
                               ------------ ---------- ---------- ----------- ----------------------
Units beginning of year          126,360     93,101     89,927      49,726                     --
Units issued and transferred
  from other funding options   1,977,080    115,853     51,217      98,362                713,901
Units redeemed and transferred
  to other funding options       (16,048)   (82,594)   (12,179)    (58,161)               (41,363)
                               ------------ ---------- ---------- ----------- ----------------------
Units end of year              2,087,392    126,360    128,965      89,927                672,538
                               ============ ========== ========== =========== ======================

(a) For the period May 2, 2011 to December 31, 2011.

     AMERICAN FUNDS    MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
      GROWTH-INCOME    BALANCED ALLOCATION      GROWTH ALLOCATION
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010       2011        2010       2011        2010
--------- ------------ ---------- ----------- ---------- -----------
39,278       24,200    102,608      42,709    445,831     266,756
15,788       48,917     60,967     123,701    205,014     510,165
(1,778)     (33,839)   (12,117)    (63,802)   (11,982)   (331,090)
--------- ------------ ---------- ----------- ---------- -----------
53,288       39,278    151,458     102,608    638,863     445,831
========= ============ ========== =========== ========== ===========

MIST DREMAN SMALL CAP    MIST HARRIS OAKMARK           MIST INVESCO
                VALUE          INTERNATIONAL       SMALL CAP GROWTH
  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------ ---------------------- ----------------------
   2011          2010       2011        2010      2011         2010
---------- ------------- ---------- ----------- --------- ------------
 23,085        10,398    170,813      88,969    28,659       11,474
 48,562        29,954     99,385     214,470    13,805       33,322
(33,892)      (17,267)    (8,304)   (132,626)   (3,591)     (16,137)
---------- ------------- ---------- ----------- --------- ------------
 37,755        23,085    261,894     170,813    38,873       28,659
========== ============= ========== =========== ========= ============

   MIST LORD ABBETT                                    MIST MET/FRANKLIN
     BOND DEBENTURE    MIST MET/FRANKLIN INCOME            MUTUAL SHARES
INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
---------------------- --------------------------- ------------------------
  2011         2010         2011           2010         2011        2010
--------- ------------ ------------ -------------- ------------ -----------
50,001       30,004       63,463         31,019      141,913      74,056
31,253       63,018    1,683,954        119,437    2,146,625     170,929
(8,436)     (43,021)     (37,200)       (86,993)     (14,258)   (103,072)
--------- ------------ ------------ -------------- ------------ -----------
72,818       50,001    1,710,217         63,463    2,274,280     141,913
========= ============ ============ ============== ============ ===========

  MIST MFS EMERGING      MIST MFS RESEARCH    MIST MORGAN STANLEY
     MARKETS EQUITY          INTERNATIONAL         MID CAP GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
            2011 (a)      2011        2010      2011         2010
---------------------- ---------- ----------- --------- ------------
                 --    150,699      96,947    51,811       13,858
             11,534     56,042     192,866    32,877       60,305
               (329)   (13,281)   (139,114)   (5,847)     (22,352)
---------------------- ---------- ----------- --------- ------------
             11,205    193,460     150,699    78,841       51,811
====================== ========== =========== ========= ============

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                   MIST OPPENHEIMER    MIST PIMCO INFLATION             MIST PIMCO
                               CAPITAL APPRECIATION          PROTECTED BOND           TOTAL RETURN
                                INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ----------------------- ----------------------
                                 2011          2010       2011         2010       2011        2010
                               --------- ------------- ---------- ------------ ---------- -----------
Units beginning of year        33,201        19,646    156,234       93,469    283,654     145,865
Units issued and transferred
  from other funding options   21,231        44,015     86,516      231,850    152,393     364,573
Units redeemed and transferred
  to other funding options     (4,554)      (30,460)   (55,959)    (169,085)   (51,667)   (226,784)
                               --------- ------------- ---------- ------------ ---------- -----------
Units end of year              49,878        33,201    186,791      156,234    384,380     283,654
                               ========= ============= ========== ============ ========== ===========

                                MIST T. ROWE PRICE              MSF ARTIO    MSF BARCLAYS CAPITAL
                                    MID CAP GROWTH    INTERNATIONAL STOCK    AGGREGATE BOND INDEX
                               INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
                               ---------------------- ---------------------- -----------------------
                                  2011        2010      2011         2010       2011         2010
                               ---------- ----------- --------- ------------ ---------- ------------
Units beginning of year        133,377      87,399    44,738       27,466    217,186      128,957
Units issued and transferred
  from other funding options    69,659     172,009    25,713       68,520     95,689      316,217
Units redeemed and transferred
  to other funding options     (11,449)   (126,031)   (6,107)     (51,248)   (36,443)    (227,988)
                               ---------- ----------- --------- ------------ ---------- ------------
Units end of year              191,587     133,377    64,344       44,738    276,432      217,186
                               ========== =========== ========= ============ ========== ============

                                     MSF BLACKROCK    MSF BLACKROCK LEGACY              MSF DAVIS
                                   LARGE CAP VALUE        LARGE CAP GROWTH          VENTURE VALUE
                               INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ----------------------- ----------------------
                                  2011        2010      2011          2010       2011        2010
                               ---------- ----------- --------- ------------- ---------- -----------
Units beginning of year        175,713     106,287    12,549         8,811    111,197      72,544
Units issued and transferred
  from other funding options    62,823     226,460    11,455        18,607     36,064     134,156
Units redeemed and transferred
  to other funding options      (4,763)   (157,034)   (1,502)      (14,869)    (5,078)    (95,503)
                               ---------- ----------- --------- ------------- ---------- -----------
Units end of year              233,773     175,713    22,502        12,549    142,183     111,197
                               ========== =========== ========= ============= ========== ===========

                                 MSF LOOMIS SAYLES        MSF MET/ARTISAN                MSF METLIFE
                                  SMALL CAP GROWTH          MID CAP VALUE    CONSERVATIVE ALLOCATION
                               INVESTMENT DIVISION    INVESTMENT DIVISION        INVESTMENT DIVISION
                               ---------------------- ---------------------- --------------------------
                                 2011         2010      2011         2010       2011            2010
                               --------- ------------ --------- ------------ ---------- ---------------
Units beginning of year        36,922       17,827    20,330       12,439     95,882          38,640
Units issued and transferred
  from other funding options   21,319       43,592     6,636       30,782     57,136         129,152
Units redeemed and transferred
  to other funding options     (7,355)     (24,497)   (1,204)     (22,891)   (32,863)        (71,910)
                               --------- ------------ --------- ------------ ---------- ---------------
Units end of year              50,886       36,922    25,762       20,330    120,155          95,882
                               ========= ============ ========= ============ ========== ===============

(a) For the period May 2, 2011 to December 31, 2011.

           MIST RCM       MIST SSGA GROWTH              MIST SSGA
         TECHNOLOGY         AND INCOME ETF             GROWTH ETF
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
   2011        2010       2011        2010       2011        2010
---------- ----------- ---------- ----------- ---------- -----------
124,963      76,535    128,138      38,277    154,882      45,330
 88,833     175,800    137,763     165,665    141,452     214,824
(27,924)   (127,372)   (25,245)    (75,804)   (17,611)   (105,272)
---------- ----------- ---------- ----------- ---------- -----------
185,872     124,963    240,656     128,138    278,723     154,882
========== =========== ========== =========== ========== ===========

      MSF BLACKROCK          MSF BLACKROCK          MSF BLACKROCK
  AGGRESSIVE GROWTH            BOND INCOME            DIVERSIFIED
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010      2011         2010      2011         2010
--------- ------------ --------- ------------ --------- ------------
17,626        9,693    12,078        6,875     9,253        6,132
 8,858       26,207     5,108       15,395     5,367       11,141
(1,299)     (18,274)   (1,978)     (10,192)   (3,127)      (8,020)
--------- ------------ --------- ------------ --------- ------------
25,185       17,626    15,208       12,078    11,493        9,253
========= ============ ========= ============ ========= ============

                                                 MSF LOOMIS SAYLES
MSF FI VALUE LEADERS    MSF JENNISON GROWTH         SMALL CAP CORE
 INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------- ---------------------- ----------------------
  2011          2010      2011         2010      2011         2010
--------- ------------- --------- ------------ --------- ------------
 8,005        23,759    14,651        7,371    31,107       21,483
 4,390        30,105    15,900       24,045    15,580       41,747
  (867)      (45,859)   (4,710)     (16,765)   (4,482)     (32,123)
--------- ------------- --------- ------------ --------- ------------
11,528         8,005    25,841       14,651    42,205       31,107
========= ============= ========= ============ ========= ============

         MSF METLIFE
     CONSERVATIVE TO            MSF METLIFE              MSF METLIFE
 MODERATE ALLOCATION    MID CAP STOCK INDEX      MODERATE ALLOCATION
 INVESTMENT DIVISION    INVESTMENT DIVISION      INVESTMENT DIVISION
----------------------- ---------------------- ------------------------
    2011        2010       2011        2010         2011        2010
----------- ----------- ---------- ----------- ------------ -----------
 400,707     349,751     96,126      62,766      821,746     451,900
 124,848     482,348     53,193     144,349      426,512     962,032
(343,934)   (431,392)    (8,955)   (110,989)     (87,612)   (592,186)
----------- ----------- ---------- ----------- ------------ -----------
 181,621     400,707    140,364      96,126    1,160,646     821,746
=========== =========== ========== =========== ============ ===========

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                           MSF METLIFE
                                           MODERATE TO            MSF METLIFE                MSF MFS
                                 AGGRESSIVE ALLOCATION            STOCK INDEX           TOTAL RETURN
                                   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               -------------------------- ---------------------- ----------------------
                                    2011          2010       2011        2010       2011        2010
                               ------------ ------------- ---------- ----------- ---------- -----------
Units beginning of year        1,859,749     1,209,616    181,289     113,154     12,613       6,435
Units issued and transferred
  from other funding options     788,526     2,427,223     70,023     269,990      5,068      15,205
Units redeemed and transferred
  to other funding options      (102,667)   (1,777,090)    (9,101)   (201,855)    (1,594)     (9,027)
                               ------------ ------------- ---------- ----------- ---------- -----------
Units end of year              2,545,608     1,859,749    242,211     181,289     16,087      12,613
                               ============ ============= ========== =========== ========== ===========

                               MSF NEUBERGER BERMAN        MSF OPPENHEIMER
                                      MID CAP VALUE          GLOBAL EQUITY    MSF RUSSELL 2000 INDEX
                                INVESTMENT DIVISION    INVESTMENT DIVISION       INVESTMENT DIVISION
                               ----------------------- ---------------------- -------------------------
                                 2011          2010      2011         2010       2011           2010
                               --------- ------------- --------- ------------ ---------- --------------
Units beginning of year        70,960        43,001    66,037       36,258     75,979         47,921
Units issued and transferred
  from other funding options   28,602        94,947    30,229       89,191     62,896        134,560
Units redeemed and transferred
  to other funding options     (4,206)      (66,988)   (8,530)     (59,412)   (29,044)      (106,502)
                               --------- ------------- --------- ------------ ---------- --------------
Units end of year              95,356        70,960    87,736       66,037    109,831         75,979
                               ========= ============= ========= ============ ========== ==============

                                  MSF WESTERN ASSET            MSF WESTERN
                               MANAGEMENT STRATEGIC       ASSET MANAGEMENT
                                 BOND OPPORTUNITIES        U.S. GOVERNMENT
                                INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ----------------------
                                 2011          2010       2011        2010
                               --------- ------------- ---------- -----------
Units beginning of year        25,244        12,227     50,890      36,115
Units issued and transferred
  from other funding options   16,708        28,718      9,133      62,574
Units redeemed and transferred
  to other funding options     (6,049)      (15,701)   (11,735)    (47,799)
                               --------- ------------- ---------- -----------
Units end of year              35,903        25,244     48,288      50,890
                               ========= ============= ========== ===========

(a) For the period May 2, 2011 to December 31, 2011.

                        MSF MORGAN STANLEY          MSF NEUBERGER
      MSF MFS VALUE             EAFE INDEX         BERMAN GENESIS
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010       2011        2010      2011         2010
--------- ------------ ---------- ----------- --------- ------------
28,068       19,734    213,593     127,295    43,832       27,419
19,922       39,886    113,144     309,064    13,910       67,210
(2,733)     (31,552)    (9,896)   (222,766)   (3,695)     (50,797)
--------- ------------ ---------- ----------- --------- ------------
45,257       28,068    316,841     213,593    54,047       43,832
========= ============ ========== =========== ========= ============

  MSF T. ROWE PRICE      MSF T. ROWE PRICE     MSF VAN ECK GLOBAL
   LARGE CAP GROWTH       SMALL CAP GROWTH      NATURAL RESOURCES
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010       2011        2010                2011 (a)
--------- ------------ ---------- ----------- ----------------------
31,182       19,612     33,334      22,425                     --
24,988       44,389     40,315      44,323                  1,523
(3,319)     (32,819)   (17,662)    (33,414)                  (519)
--------- ------------ ---------- ----------- ----------------------
52,851       31,182     55,987      33,334                  1,004
========= ============ ========== =========== ======================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying series, for the respective stated periods in the four years ended December 31, 2011:

                                                          AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------- -------------------------------------------------
                                                                            INVESTMENT(1)
                                                                        NET    INCOME     EXPENSE RATIO(2)   TOTAL RETURN(3)
                                            UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)       (%)              (%)
                                          ------- -------------- ---------- ------------- ---------------- ------------------
American Funds Bond                  2011 101,001          21.23  2,143,800          3.21             0.00              6.10
  Investment Division                2010  82,577          20.00  1,651,937          3.32             0.00              6.44
  (Commenced 4/28/2008)              2009  47,461          18.79    891,960          4.16             0.00             12.61
                                     2008  10,635          16.69    177,494         12.86             0.00             (9.59)
American Funds Global Small          2011 189,969          30.03  5,704,007          1.33             0.00            (19.14)
  Capitalization Investment Division 2010 137,430          37.13  5,103,444          1.79             0.00             22.41
  (Commenced 4/28/2008)              2009  89,595          30.34  2,717,929          0.38             0.00             61.30
                                     2008  34,851          18.81    655,469            --             0.00            (48.89)
American Funds Growth                2011  60,088         219.03 13,160,810          0.66             0.00             (4.28)
  Investment Division                2010  44,761         228.81 10,241,747          0.84             0.00             18.68
  (Commenced 4/28/2008)              2009  28,940         192.80  5,579,522          0.85             0.00             39.41
                                     2008   9,023         138.29  1,247,737          2.02             0.00            (41.63)
American Funds Growth-Income         2011  53,288         149.67  7,975,549          1.77             0.00             (1.83)
  Investment Division                2010  39,278         152.46  5,988,288          1.81             0.00             11.43
  (Commenced 4/28/2008)              2009  24,200         136.83  3,311,201          2.15             0.00             31.24
                                     2008   6,645         104.26    692,775          3.59             0.00            (35.35)
MIST American Funds Balanced         2011 151,458          10.16  1,539,431          1.42             0.00             (1.80)
  Allocation Investment Division     2010 102,608          10.35  1,061,980          1.03             0.00             12.40
  (Commenced 4/28/2008)              2009  42,709           9.21    393,272            --             0.00             30.06
                                     2008  16,591           7.08    117,461          3.96             0.00            (29.27)
MIST American Funds Growth           2011 638,863           9.43  6,026,633          1.33             0.00             (4.41)
  Allocation Investment Division     2010 445,831           9.87  4,399,529          1.00             0.00             13.78
  (Commenced 4/28/2008)              2009 266,756           8.67  2,313,537            --             0.00             34.36
                                     2008 111,759           6.45    721,398         11.34             0.00            (35.51)
MIST American Funds Moderate         2011 224,168          10.65  2,387,623          1.60             0.00              0.44
  Allocation Investment Division     2010 127,253          10.60  1,349,422          1.35             0.00             10.15
  (Commenced 4/28/2008)              2009  59,365           9.63    571,494            --             0.00             23.90
                                     2008  11,206           7.77     87,064          6.89             0.00            (22.46)
MIST BlackRock Large Cap             2011  62,250          11.65    725,191          1.03             0.00              0.46
  Core Investment Division           2010  39,355          11.60    456,394          1.21             0.00             12.64
  (Commenced 4/28/2008)              2009  25,503          10.30    262,556          1.28             0.00             19.34
                                     2008   9,107           8.63     78,564            --             0.00            (31.87)
MIST Clarion Global Real             2011 196,292          15.06  2,956,969          3.81             0.00             (5.28)
  Estate Investment Division         2010 136,639          15.90  2,173,006          7.53             0.00             16.28
  (Commenced 4/28/2008)              2009  79,668          13.68  1,089,579          2.83             0.00             35.12
                                     2008  24,972          10.12    252,756            --             0.00            (44.73)
MIST Dreman Small Cap Value          2011  37,755          14.49    547,099          1.48             0.00            (10.12)
  Investment Division                2010  23,085          16.12    372,190          0.72             0.00             19.53
  (Commenced 4/28/2008)              2009  10,398          13.49    140,252          0.82             0.00             29.09
                                     2008   2,920          10.45     30,514            --             0.00            (25.08)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                                          ----------------------------------- ----------------------------------------------
                                                                              INVESTMENT(1)
                                                                          NET    INCOME     EXPENSE RATIO(2) TOTAL RETURN(3)
                                              UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)        (%)            (%)
                                          --------- -------------- ---------- ------------- ---------------- ---------------
MIST Harris Oakmark International    2011   261,894          18.23  4,774,823          0.03             0.00         (13.98)
  Investment Division                2010   170,813          21.20  3,620,529          1.81             0.00          16.67
  (Commenced 4/28/2008)              2009    88,969          18.17  1,616,304          6.88             0.00          55.46
                                     2008    34,033          11.69    397,710            --             0.00         (37.26)
MIST Invesco Small Cap               2011    38,873          18.28    710,749            --             0.00          (0.85)
  Growth Investment Division         2010    28,659          18.44    528,466            --             0.00          26.47
  (Commenced 4/28/2008)              2009    11,474          14.58    167,289            --             0.00          34.21
                                     2008     2,627          10.86     28,540            --             0.00         (34.43)
MIST Janus Forty Investment Division 2011    16,588         329.01  5,457,674          1.70             0.00          (7.32)
  (Commenced 4/28/2008)              2010    12,419         355.01  4,408,859          1.53             0.00           9.68
                                     2009     7,019         323.68  2,272,014            --             0.00          43.21
                                     2008     2,542         226.02    574,436            --             0.00         (44.68)
MIST Lazard Mid Cap                  2011    41,053          17.20    706,218          0.88             0.00          (5.13)
  Investment Division                2010    29,867          18.13    541,591          1.06             0.00          23.25
  (Commenced 4/28/2008)              2009    23,703          14.71    348,721          0.90             0.00          37.14
                                     2008     6,290          10.73     67,473            --             0.00         (36.07)
MIST Legg Mason ClearBridge          2011   128,867           9.38  1,208,237          0.06             0.00           3.56
  Aggressive Growth                  2010    42,730           9.05    386,892          0.06             0.00          24.05
  Investment Division                2009    28,053           7.30    204,749          0.13             0.00          33.45
  (Commenced 4/28/2008)              2008    19,775           5.47    108,153            --             0.00         (36.35)
MIST Lord Abbett Bond                2011    72,818          30.90  2,250,221          5.67             0.00           4.82
  Debenture Investment Division      2010    50,001          29.48  1,474,009          5.67             0.00          13.18
  (Commenced 4/28/2008)              2009    30,004          26.05    781,525          6.15             0.00          37.12
                                     2008     8,406          19.00    159,679            --             0.00         (18.83)
MIST Met/Franklin Income             2011 1,710,217          11.88 20,314,886          0.99             0.00           2.39
  Investment Division                2010    63,463          11.60    736,310          4.15             0.00          12.13
  (Commenced 4/28/2008)              2009    31,019          10.35    320,967            --             0.00          28.05
                                     2008     3,275           8.08     26,469          5.38             0.00         (19.19)
MIST Met/Franklin Mutual             2011 2,274,280           9.27 21,092,186          0.98             0.00          (0.27)
  Shares Investment Division         2010   141,913           9.30  1,319,601            --             0.00          11.23
  (Commenced 4/28/2008)              2009    74,056           8.36    619,100            --             0.00          25.15
                                     2008     9,353           6.68     62,476          7.30             0.00         (33.20)
MIST Met/Franklin Templeton Founding 2011 2,087,392           9.96 20,789,934          0.59             0.00          (1.45)
  Strategy Investment Division       2010   126,360          10.11  1,277,107            --             0.00          10.36
  (Commenced 4/28/2008)              2009    93,101           9.16    852,656            --             0.00          28.84
                                     2008    43,891           7.11    311,998          2.67             0.00         (28.92)
MIST Met/Templeton Growth            2011   128,965           8.90  1,147,725          1.42             0.00          (6.61)
  Investment Division                2010    89,927           9.53    856,989          1.17             0.00           7.88
  (Commenced 4/28/2008)              2009    49,726           8.83    439,287          0.03             0.00          33.08
                                     2008    12,077           6.64     80,174          0.75             0.00         (33.62)
MIST MetLife Aggressive Strategy     2011   672,538          11.64  7,830,263            --             0.00          (5.77)
  Investment Division
  (Commenced 5/2/2011)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------- -------------------------------------------------
                                                                          INVESTMENT(1)
                                                                      NET    INCOME     EXPENSE RATIO(2) TOTAL RETURN(3)
                                          UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)       (%)              (%)
                                        ------- -------------- ---------- ------------- ---------------- ------------------
MIST MFS Emerging Markets          2011  11,205         11.09     124,218            --             0.00          (18.43)
  Equity Investment Division
  (Commenced 5/2/2011)
MIST MFS Research International    2011 193,460         15.26   2,952,079          2.01             0.00          (10.44)
  Investment Division              2010 150,699         17.04   2,567,534          1.75             0.00           11.65
  (Commenced 4/28/2008)            2009  96,947         15.26   1,479,355          2.96             0.00           31.93
                                   2008  32,127         11.57     371,576            --             0.00          (41.00)
MIST Morgan Stanley Mid Cap        2011  78,841         17.47   1,377,136          0.66             0.00           (6.67)
  Growth Investment Division       2010  51,811         18.71     969,628          0.10             0.00           32.41
  (Commenced 4/28/2008)            2009  13,858         14.13     195,873          0.02             0.00           57.83
                                   2008   1,813          8.96      16,237            --             0.00          (43.85)
MIST Oppenheimer Capital           2011  49,878          9.79     488,461          0.32             0.00           (0.98)
  Appreciation Investment Division 2010  33,201          9.89     328,341          0.57             0.00            9.68
  (Commenced 4/28/2008)            2009  19,646          9.02     177,145            --             0.00           44.02
                                   2008   6,045          6.26      37,850            --             0.00          (43.37)
MIST PIMCO Inflation Protected     2011 186,791         17.42   3,254,528          1.66             0.00           11.48
  Bond Investment Division         2010 156,234         15.63   2,441,724          2.27             0.00            8.00
  (Commenced 4/28/2008)            2009  93,469         14.47   1,352,538          3.43             0.00           18.37
                                   2008  39,482         12.23     482,681            --             0.00           (9.73)
MIST PIMCO Total Return            2011 384,380         19.95   7,669,580          2.72             0.00            3.42
  Investment Division              2010 283,654         19.29   5,472,553          3.22             0.00            8.41
  (Commenced 4/28/2008)            2009 145,865         17.80   2,595,792          6.19             0.00           18.39
                                   2008  36,238         15.03     544,710            --             0.00           (1.28)
MIST RCM Technology                2011 185,872          7.34   1,364,484            --             0.00           (9.79)
  Investment Division              2010 124,963          8.14   1,016,979            --             0.00           28.27
  (Commenced 4/28/2008)            2009  76,535          6.34     485,576            --             0.00           59.17
                                   2008  16,257          3.99      64,801            --             0.00          (37.82)
MIST SSgA Growth and Income        2011 240,656         12.90   3,104,077          1.55             0.00            1.27
  ETF Investment Division          2010 128,138         12.74   1,631,923          1.20             0.00           12.61
  (Commenced 4/28/2008)            2009  38,277         11.31     432,892          0.93             0.00           24.96
                                   2008   2,122          9.05      19,207            --             0.00          (23.99)
MIST SSgA Growth ETF               2011 278,723         12.05   3,359,145          1.46             0.00           (1.86)
  Investment Division              2010 154,882         12.28   1,902,102          1.02             0.00           14.37
  (Commenced 4/28/2008)            2009  45,330         10.74     486,757          1.25             0.00           29.51
                                   2008   3,250          8.29      26,947            --             0.00          (30.82)
MIST T. Rowe Price Mid Cap         2011 191,587         12.18   2,334,250            --             0.00           (1.39)
  Growth Investment Division       2010 133,377         12.36   1,648,072            --             0.00           28.07
  (Commenced 4/28/2008)            2009  87,399          9.65     843,226            --             0.00           45.85
                                   2008  34,760          6.62     229,945            --             0.00          (37.28)
MSF Artio International            2011  64,344         15.01     966,098          1.72             0.00          (19.87)
  Stock Investment Division        2010  44,738         18.74     838,293          1.42             0.00            7.21
  (Commenced 4/28/2008)            2009  27,466         17.48     480,038          0.81             0.00           22.17
                                   2008  16,183         14.31     231,516            --             0.00          (40.37)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------- -------------------------------------------------
                                                                        INVESTMENT(1)
                                                                    NET     INCOME    EXPENSE RATIO(2) TOTAL RETURN(3)
                                        UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)        (%)             (%)
                                      ------- -------------- ---------- ------------- ---------------- ------------------
MSF Barclays Capital Aggregate   2011 276,432         20.54  5,678,847          3.40             0.00               7.50
  Bond Index Investment Division 2010 217,186         19.11  4,150,152          3.51             0.00               6.05
  (Commenced 4/28/2008)          2009 128,957         18.02  2,323,711          4.44             0.00               5.17
                                 2008  31,510         17.13    539,879            --             0.00               4.32
MSF BlackRock Aggressive         2011  25,185         63.39  1,596,544          0.29             0.00              (3.00)
  Growth Investment Division     2010  17,626         65.35  1,151,958          0.06             0.00              15.30
  (Commenced 4/28/2008)          2009   9,693         56.68    549,406          0.22             0.00              49.44
                                 2008   2,212         37.93     83,929            --             0.00             (44.59)
MSF BlackRock Bond Income        2011  15,208         88.42  1,344,604          3.70             0.00               6.56
  Investment Division            2010  12,078         82.97  1,002,159          3.61             0.00               8.34
  (Commenced 4/28/2008)          2009   6,875         76.59    526,558          6.10             0.00               9.47
                                 2008   2,254         69.96    157,720            --             0.00              (4.17)
MSF BlackRock Diversified        2011  11,493         62.70    720,671          2.24             0.00               3.80
  Investment Division            2010   9,253         60.41    558,968          1.77             0.00               9.65
  (Commenced 4/28/2008)          2009   6,132         55.09    337,826          4.33             0.00              17.30
                                 2008   1,989         46.97     93,442            --             0.00             (20.65)
MSF BlackRock Large Cap          2011 233,773         13.03  3,046,453          1.04             0.00               2.35
  Value Investment Division      2010 175,713         12.73  2,237,329          0.93             0.00               9.22
  (Commenced 4/28/2008)          2009 106,287         11.66  1,239,125          1.17             0.00              11.21
                                 2008  25,822         10.48    270,681            --             0.00             (30.94)
MSF BlackRock Legacy Large       2011  22,502         37.56    845,091          0.18             0.00              (8.95)
  Cap Growth Investment Division 2010  12,549         41.25    517,590          0.20             0.00              19.82
  (Commenced 4/28/2008)          2009   8,811         34.42    303,305          0.46             0.00              36.79
                                 2008   3,157         25.16     79,452            --             0.00             (34.56)
MSF Davis Venture Value          2011 142,183         41.31  5,872,926          1.09             0.00              (4.04)
  Investment Division            2010 111,197         43.04  4,786,078          0.92             0.00              12.00
  (Commenced 4/28/2008)          2009  72,544         38.43  2,787,866          1.30             0.00              31.99
                                 2008  27,134         29.12    790,054            --             0.00             (37.59)
MSF FI Value Leaders             2011  11,528         32.38    373,237          1.03             0.00              (6.15)
  Investment Division            2010   8,005         34.50    276,168          0.82             0.00              14.56
  (Commenced 4/28/2008)          2009  23,759         30.11    715,457          0.60             0.00              21.85
                                 2008   1,273         24.71     31,448            --             0.00             (34.25)
MSF Jennison Growth              2011  25,841         14.29    369,286          0.23             0.00               0.51
  Investment Division            2010  14,651         14.22    208,298          0.51             0.00              11.63
  (Commenced 4/28/2008)          2009   7,371         12.74     93,882          0.15             0.00              39.99
                                 2008   1,265          9.10     11,510            --             0.00             (32.96)
MSF Loomis Sayles Small Cap      2011  42,205         47.11  1,988,186          0.10             0.00               0.59
  Core Investment Division       2010  31,107         46.83  1,456,782          0.09             0.00              27.53
  (Commenced 4/28/2008)          2009  21,483         36.72    788,908          0.23             0.00              30.25
                                 2008   7,684         28.19    216,626            --             0.00             (30.05)
MSF Loomis Sayles Small Cap      2011  50,886         12.92    657,240            --             0.00               2.98
  Growth Investment Division     2010  36,922         12.54    463,073            --             0.00              31.71
  (Commenced 4/28/2008)          2009  17,827          9.52    169,755            --             0.00              29.93
                                 2008   5,586          7.33     40,939            --             0.00             (33.72)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          ----------------------------------- -------------------------------------------------
                                                                              INVESTMENT(1)
                                                                          NET     INCOME    EXPENSE RATIO(2) TOTAL RETURN(3)
                                              UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)       (%)             (%)
                                          --------- -------------- ---------- ------------- ---------------- ------------------
MSF Met/Artisan Mid Cap              2011    25,762         43.21   1,113,168          0.89             0.00             6.76
  Value Investment Division          2010    20,330         40.47     822,824          0.64             0.00            15.04
  (Commenced 4/28/2008)              2009    12,439         35.18     437,619          0.75             0.00            41.56
                                     2008     2,381         24.85      59,162            --             0.00           (42.81)
MSF MetLife Conservative             2011   120,155         13.98   1,680,137          2.44             0.00             3.48
  Allocation Investment Division     2010    95,882         13.51   1,295,625          2.84             0.00            10.34
  (Commenced 4/28/2008)              2009    38,640         12.25     473,216          2.44             0.00            20.73
                                     2008    20,969         10.14     212,720            --             0.00           (13.89)
MSF MetLife Conservative to Moderate 2011   181,621         13.54   2,458,901          3.53             0.00             1.28
  Allocation Investment Division     2010   400,707         13.37   5,356,765          3.59             0.00            11.78
  (Commenced 4/28/2008)              2009   349,751         11.96   4,182,691          0.66             0.00            24.00
                                     2008    19,138          9.64     184,569            --             0.00           (20.23)
MSF MetLife Mid Cap Stock            2011   140,364         20.31   2,850,576          0.81             0.00            (1.89)
  Index Investment Division          2010    96,126         20.70   1,989,867          0.88             0.00            26.28
  (Commenced 4/28/2008)              2009    62,766         16.39   1,028,876          1.46             0.00            36.99
                                     2008    21,312         11.97     255,015            --             0.00           (35.42)
MSF MetLife Moderate Allocation      2011 1,160,646         12.98  15,062,198          1.63             0.00            (1.14)
  Investment Division                2010   821,746         13.13  10,787,267          2.39             0.00            13.47
  (Commenced 4/28/2008)              2009   451,900         11.57   5,227,980          2.26             0.00            26.84
                                     2008   125,785          9.12   1,147,235            --             0.00           (26.51)
MSF MetLife Moderate to Aggressive   2011 2,545,608         12.34  31,417,625          1.51             0.00            (3.55)
  Allocation Investment Division     2010 1,859,749         12.80  23,798,021          2.11             0.00            14.89
  (Commenced 4/28/2008)              2009 1,209,616         11.14  13,473,069          2.20             0.00            29.43
                                     2008   378,895          8.61   3,260,631            --             0.00           (32.36)
MSF MetLife Stock Index              2011   242,211         56.01  13,565,952          1.55             0.00             1.84
  Investment Division                2010   181,289         55.00   9,970,762          1.56             0.00            14.82
  (Commenced 4/28/2008)              2009   113,154         47.90   5,420,020          2.09             0.00            26.24
                                     2008    41,481         37.94   1,573,950            --             0.00           (34.22)
MSF MFS Total Return                 2011    16,087         67.87   1,091,846          2.53             0.00             2.42
  Investment Division                2010    12,613         66.27     835,875          2.71             0.00            10.08
  (Commenced 4/28/2008)              2009     6,435         60.20     387,383          3.32             0.00            18.60
                                     2008     1,692         50.76      85,862            --             0.00           (20.13)
MSF MFS Value Investment Division    2011    45,257         14.65     663,014          1.41             0.00             0.85
  (Commenced 4/28/2008)              2010    28,068         14.53     407,729          1.36             0.00            11.42
                                     2009    19,734         13.04     257,273            --             0.00            20.82
                                     2008     2,350         10.79      25,358            --             0.00           (29.45)
MSF Morgan Stanley EAFE              2011   316,841         13.81   4,376,223          2.26             0.00           (12.50)
  Index Investment Division          2010   213,593         15.78   3,371,538          2.45             0.00             8.19
  (Commenced 4/28/2008)              2009   127,295         14.59   1,857,202          3.33             0.00            28.67
                                     2008    41,528         11.34     470,881            --             0.00           (40.15)
MSF Neuberger Berman                 2011    54,047         20.50   1,107,734          0.71             0.00             5.80
  Genesis Investment Division        2010    43,832         19.37     849,110          0.42             0.00            21.58
  (Commenced 4/28/2008)              2009    27,419         15.93     436,891          0.81             0.00            13.15
                                     2008     5,109         14.08      71,935            --             0.00           (35.81)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                     AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------- -------------------------------------------------
                                                                       INVESTMENT(1)
                                                                   NET    INCOME     EXPENSE RATIO(2) TOTAL RETURN(3)
                                       UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)        (%)             (%)
                                     ------- -------------- ---------- ------------- ---------------- ------------------
MSF Neuberger Berman Mid        2011  95,356         28.59  2,726,458          0.75             0.00             (6.42)
  Cap Value Investment Division 2010  70,960         30.55  2,168,024          0.75             0.00             26.31
  (Commenced 4/28/2008)         2009  43,001         24.19  1,040,095          1.32             0.00             48.10
                                2008  16,063         16.33    262,350            --             0.00            (46.55)
MSF Oppenheimer Global          2011  87,736         21.58  1,893,286          1.89             0.00             (8.24)
  Equity Investment Division    2010  66,037         23.52  1,552,921          1.37             0.00             16.23
  (Commenced 4/28/2008)         2009  36,258         20.23    733,575          2.20             0.00             40.31
                                2008  10,280         14.42    148,231            --             0.00            (37.34)
MSF Russell 2000 Index          2011 109,831         21.28  2,337,551          1.01             0.00             (4.10)
  Investment Division           2010  75,979         22.19  1,686,130          0.99             0.00             26.92
  (Commenced 4/28/2008)         2009  47,921         17.49    837,907          1.62             0.00             26.01
                                2008  13,702         13.88    190,119            --             0.00            (30.11)
MSF T. Rowe Price Large Cap     2011  52,851         16.99    897,925          0.08             0.00             (1.11)
  Growth Investment Division    2010  31,182         17.18    535,749          0.23             0.00             17.05
  (Commenced 4/28/2008)         2009  19,612         14.68    287,868          0.57             0.00             43.44
                                2008  10,095         10.23    103,304            --             0.00            (38.27)
MSF T. Rowe Price Small Cap     2011  55,987         23.02  1,289,015            --             0.00              1.77
  Growth Investment Division    2010  33,334         22.62    754,119            --             0.00             34.90
  (Commenced 4/28/2008)         2009  22,425         16.77    376,082          0.33             0.00             38.97
                                2008   9,964         12.07    120,247            --             0.00            (33.41)
MSF Van Eck Global Natural      2011   1,004        162.89    163,582            --             0.00            (22.34)
  Resources Investment Division
  (Commenced 5/2/2011)
MSF Western Asset Management    2011  35,903         35.25  1,265,598          4.47             0.00              6.14
  Strategic Bond Opportunities  2010  25,244         33.21    838,384          5.07             0.00             12.73
  Investment Division           2009  12,227         29.46    360,233          5.17             0.00             32.22
  (Commenced 4/28/2008)         2008   4,615         22.28    102,843            --             0.00            (14.42)
MSF Western Asset               2011  48,288         23.91  1,154,356          1.43             0.00              5.51
  Management U.S. Government    2010  50,890         22.66  1,153,046          2.59             0.00              5.81
  Investment Division           2009  36,115         21.41    773,335          4.91             0.00              4.33
  (Commenced 4/28/2008)         2008  17,052         20.52    349,981            --             0.00             (0.67)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against the policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(2) These amounts represent annualized policy expenses of each of the applicable Investment Division, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

This page is intentionally left blank.

                    METLIFE INVESTORS USA INSURANCE COMPANY
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                    RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated April 30, 2012. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.


                        --------  ---------------------
                        (Date)    (Client's Signature)